Securities Act File No. 033-73248

Investment Company Act File No. 811-08228

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 118	x

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 119	x

THE TIMOTHY PLAN

(Exact Name of Registrant as Specified in Charter)

1055 MAITLAND CENTER COMMONS

MAITLAND, FL 32751

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 644-1986

ARTHUR D. ALLY,

1055 MAITLAND CENTER COMMONS

MAITLAND, FL 32751

(Name and Address of Agent for Service)

Copies to:

DAVID C. MAHAFFEY, ESQ.

Sullivan & Worchester LLP

1666 K Street, NW

Washington, DC 20006

BRITTANY WEISE, ESQ.

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on , pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

[  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

A Rule 24F-2 Notice for the Trust’s fiscal year ended December 31,2022 was filed on March 14, 2023,

Prospectus

February [  ], 2024

TIMOTHY PLAN FAMILY OF FUNDS

SMALL/MID CAP GROWTH FUND (formerly
known as aggressive growth fund)
cLASS a
tICKER taAGX
cUsip 887432813
cLASS C
tICKER tcAGX
cUsip 887432698

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.

THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Section 1 | Fund Summaries
This section provides an overview of the Funds, including investment objectives, fees and expenses, and historical performance information.
Small/Mid Cap Growth	4
Section 2 | Description of Our Funds
This section sets forth a general description of the important information you should know about each of our Funds.
Small/Mid Cap Growth	10
Section 3 | Who Manages Your Money
This section gives you a detailed discussion of our Investment Advisor and Investment Managers.
The Investment Advisor	12
Section 4 | How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.
What Share Classes We Offer	14
How to Buy Shares	17
How to Sell Shares	21
Section 5 | General Information
This section summarizes the Funds’ distribution policies and other general Fund information.
Dividends, Distributions and Taxes	24
Net Asset Value	24
Fair Value Pricing	25
Frequent Trading	25
Fund Service Providers	26
Code of Ethics	26
Section 6 | Privacy Policy
This section summarizes the Funds’ privacy policies.
Privacy Policy and Customer Identification Program	27
Section 7 | Financial Highlights
This section provides the Funds’ financial performance for the past five fiscal periods.
Small/Mid Cap Growth	29
Section 8 | For More Information
This section tells you how to obtain additional information relating to the Funds.
More Information	30
Appendix
Waivers and Discounts Available from Intermediaries	31

PROSPECTUS (CLASS A&C) / 2

Section 1 | Fund Summaries

The Timothy Plan believes it has a moral and ethical responsibility to invest in a biblically responsible manner. Accordingly, we strive to ensure our Funds do not invest in any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles. Securities issued by companies engaged in these activities are excluded from the Funds’ portfolios. They are referred to throughout this Prospectus (the “Prospectus”) as “Excluded Securities.” Our Funds will not intentionally purchase excluded Securities.

Timothy Partners, Ltd. (“TPL”) is Investment Advisor to the Funds and is responsible for determining what companies are deemed Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but could be found offensive to fundamental, traditional Judeo-Christian values. The Advisor establishes the Biblically Responsible Investing parameters that are employed by the research service provider in the creation of the “excluded list of companies” that may not be placed into any Timothy Plan portfolio. The research company may not alter, delete, or employ additional parameters without the prior knowledge and consent of the Advisor.

Further, suppose any of our Funds subsequently discovers a company is engaged in a prohibited practice. In that case, that security will be sold as soon as it is reasonably practicable.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 3

Fund Summary

February [ ], 2024

Small/Mid Cap Growth Fund

Investment Objective

The investment objective of this Fund is to provide you with long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page [ ] of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page[ ] of the Funds’ Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds) (1) (2)	None	1.00%
Redemption fees	None	None
Exchange fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fee	0.85%	0.85%
Distribution/Service (12b-1 Fees)	0.25%	1.00%
Other Expenses	[ ]%	[ ]%
Acquired Funds Fees and Expenses (3)	[ ]%	[ ]%

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 4

Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	[ ]%	[ ]%
Fee Waivers and/or Expense Reimbursements (4)(5)(6)	-0.10%	-0.10%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements) (7)	[ ]%	[ ]%

(1)	For purchases in excess of $1mm dollars in Class A shares, the Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee to brokers as follows: 1% on purchases of shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

(2)	For Class C shares, a one percent (1%) contingent deferred sales charge is imposed on shares liquidated within the first thirteen months after purchase.

(3)	Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses.

(4)	As described in the “Who Manages Your Money” section of the Fund’s prospectus beginning on page [ ], Timothy Partners, Ltd (“TPL”) has contractually agreed, through January 28, 2025, to waive ten basis points (10bps) of the management fee paid by the Trust for the Fund.

(5)	Also as described in the “Who Manages Your Money,” Timothy Partners, Ltd (“TPL”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2025.

(6)	The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(7)	The fees have been restated to reflect current expenses and may not correlate to the Financial Highlights in the Annual Report.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class C (with redemption)	Class C (without redemption)
1 Year	$[ ]	$[ ]	$[ ]
3 Years	$[ ]	$[ ]	$[ ]
5 Years	$[ ]	$[ ]	$[ ]
10 Years	$[ ]	$[ ]	$[ ]

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 5

Principal Investment Strategies

◾	The Fund seeks to achieve its investment strategy by normally investing at least 80% of the Fund’s total assets in stocks of small and mid-cap companies. The Adviser considers small and mid-cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell MidCap Growth® Index. As of September 30, 2023, the market capitalization of the companies appearing in the Russell MidCap Growth® Index ranged from $0.5 Billion to $52.8 Billion . The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. The Fund may also invest in equity real estate investment trusts (“REITs”).

◾	The Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

◾	The Fund invests its assets in the securities of a limited number of companies, which the Fund’s Investment Manager believes show a high probability for superior growth. Companies that meet or exceed specific criteria established by the Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

◾	The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

◾	The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Stock Market Risk. The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

Smaller Company Investing Risk. Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 6

Mid-Sized Company Investing Risk. Investing in mid-sized companies often involves greater risk than investing in larger companies. Mid-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of mid-sized companies, therefore, tend to be more volatile than the securities of larger, more established companies. Mid-sized company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a mid-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

 Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

Growth Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Past performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class A Shares [Table will be updated once the 9/30/23 Performance information is available]

(for calendar years ending on December 31)

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 7

Best Quarter	Worst Quarter
[ ]	[ ]
[ ]%	[ ]%

Average Annual Total Returns

(for periods ending on[ December 31, 2023)

SMALL/MID CAP Growth	Class A (3)			Class C
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year
Return before taxes	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Return after taxes on distributions (1)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Return after taxes on distributions and sale of shares (1)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Russell Midcap Growth Index (2) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Russell Midcap Growth Index is a widely recognized, unmanaged index of Mid Capitalization growth companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)	Class A share returns reflect the assessment of the maximum front-end sales load on the first business day of the year.

Investment Advisor

Timothy Partners, Ltd.

Sub-Advisor

Chartwell Investment Partners (“Chartwell”) serves as Investment Manager to the Fund.

Portfolio Managers

Frank L. Sustersic, CFA, Senior Portfolio Manager of Chartwell, has been serving the Fund since December 1, 2016.

Peter M. Schofield, CFA, Principal and Senior Portfolio Manager, has been serving the Fund since December 18, 2010.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 8

Purchase and Sale of Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans, IRAs, or other qualified plans. The Fund shares are redeemable on any business day by contacting your financial advisor, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 9

Section 2 | Description of Our Funds

SMALL/MID CAP Growth Fund

The investment objective of this Fund is to provide you with long-term growth of capital. The Fund attempts to achieve its investment objective by:

◾	The Fund seeks to achieve its investment strategy by normally investing at least 80% of the Fund’s total assets in stocks of small and mid-cap companies. The Adviser considers small and mid-cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell MidCap Growth® Index. As of September 30, 2023, the market capitalization of the companies appearing in the Russell MidCap Growth® Index ranged from $0.5 Billion to $52.8 Billion . The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. The Fund may also invest in equity real estate investment trusts (“REITs”).

◾	The Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

◾	The Fund invests its assets in the securities of a limited number of companies, which the Fund’s Investment Manager believes show a high probability for superior growth. Companies that meet or exceed specific criteria established by the Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

◾	The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

◾	The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles.

The Fund is subject to the following Principal Risks:

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Stock Market Risk. The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

Smaller Company Investing Risk. Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 10

Mid-Sized Company Investing Risk. Investing in mid-sized companies often involves greater risk than investing in larger companies. Mid-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of mid-sized companies, therefore, tend to be more volatile than the securities of larger, more established companies. Mid-sized company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a mid-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

 Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

Growth Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI for Class A and Class C shares. It is also available on the Fund’s website, fund.timothyplan.com.

FUND SUMMARY
PROSPECTUS (CLASS A&C) / 11

Section 3 | Who Manages Your Money

To help you understand how the Funds’ assets are managed, this section includes a detailed discussion of the Funds’ Investment Advisor. For a more complete discussion of these matters, please consult the Statement of Additional Information (“SAI”), which is available by calling (800) 846-7526 or by visiting Timothy Plan’s website at fund.timothyplan.com.

The Investment Advisor

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons Boulevard, Maitland, FL 32751, is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission as an investment advisor. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the Investment Managers. To determine which securities are Excluded Securities, TPL utilizes an affiliated company to conduct its research, and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion. TPL has been the advisor to the Funds since their inceptions.

For its advisory services, TPL is paid an annual fee equal to 0.85% on the Small/Mid Cap Growth Fund.

As of September 30, 2023, TPL managed approximately $[ ] billion in Timothy Plan Fund Assets.

Contractual Fee Waivers

Timothy Partners, Ltd (“TPL”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, TPL has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Name of Trust Series	Contractual Advisory Fee	Contractual Fee Waiver	Advisory Fee After Waiver
MUTUAL FUNDS
Timothy Plan Small Cap Value Fund	0.85%	0.05%	0.80%
Timothy Plan Large/Mid Cap Value Fund	0.85%	0.05%	0.80%
Timothy Plan Small/Mid Cap Growth Fund	0.85%	0.10%	0.75%
Timothy Plan Large/Mid Cap Growth Fund	0.85%	0.05%	0.80%
Timothy Plan Growth and Income Fund	0.85%	0.15%	0.70%
Timothy Plan Fixed Income Fund	0.60%	0.20%	0.40%
Timothy Plan High Yield Bond Fund	0.60%	0.10%	0.50%
Timothy Plan International Fund	1.00%	0.05%	0.95%
Timothy Plan Israel Common Value Fund	1.00%		1.00%
Timothy Plan Defensive Strategies Fund	0.60%	0.05%	0.55%
Timothy Plan Strategic Growth Fund	0.15%		0.15%
Timothy Plan Conservative Growth Fund	0.15%		0.15%
ETFS
Timothy Plan US Large/Mid Cap Core ETF	0.52%		0.52%
Timothy Plan US Large/Mid Cap Core Enhanced ETF	0.52%		0.52%
Timothy Plan Small Cap Core ETF	0.52%		0.52%
Timothy Plan High Dividend Stock ETF	0.52%		0.52%
Timothy Plan High Dividend Stock Enhanced ETF	0.52%		0.52%
Timothy Plan International ETF	0.62%		0.62%
Timothy Plan Market Neutral ETF	0.65%		0.65%

TPL has entered into a sub-advisory agreement with the Sub-Adviser. Under the sub-advisory agreement, TPL pays the Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to TPL under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with TPL is included in the Fund’s semi-annual shareholder report for the fiscal year ended September 30, 2023. A discussion of the basis for the Board’s approval of the sub-advisory agreement with the sub-adviser is included in the Fund’s semi-annual shareholder report for the fiscal period ending March 31, 2023.

The additional voluntary fee waivers may fluctuate or be discontinued by the Advisor at any time without notice; however, the Advisor currently anticipates maintaining the waiver for a minimum period of six months from the effective date. Please note that the removal of the voluntary waiver will lead to increased expenses which will impact the Fund’s yield.

WHO MANAGES YOUR MONEY
PROSPECTUS (CLASS A&C) / 12

COVENANT FUNDS, INC.

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 54% shareholder of CFI. Mr. Ally had over eighteen years of experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an Investment Manager to execute portfolio trades for a Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

The Investment Managers

TPL, with the Trust’s consent, has engaged the services of the Investment Managers described below to provide day-to-day investment advisory services to certain of the Funds. TPL pays all fees charged by the Investment Managers for such services.

A discussion of the considerations employed by the Board of Trustees (the “Board”) in their approval of TPL as Advisor to the Trust, and each Investment Manager as manager of the Funds in 2023, is available in the Funds’ semi-annual report dated[ March 31, 2023.

The Statement of Additional Information (“SAI”) for the Trust’s Class A and Class C Shares, dated February [ ], 2024 contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by the Advisor and Investment Managers, and ownership of Fund shares. The SAI is available upon request at no charge. To receive a copy of the SAI you may request one by calling the Funds at (800) 846-7526.

CHARTWELL INVESTMENT PARTNERS

Chartwell Investment Partners (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Investment Manager to the Small/Mid Cap Growth Fund. Chartwell Investment Partners, LLC, is a Berwyn, Pennsylvania based investment firm, founded in 1997, focusing on institutional, sub-advisory and private client relationships.

Chartwell is an independent affiliate and subsidiary of Raymond James Investment Management, the asset management subsidiary of Raymond James, Inc. (NYSE: RJF) which is based in St. Petersburg, Florida.

The Small/Mid Cap Growth Fund is managed by the team of Frank L. Sustersic and Peter M. Schofield each of whom participate in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. Each has authority to direct trading activity in the Fund.

●	Frank L. Sustersic, CFA, is a Managing Partner and Senior Portfolio Manager for the Fund and has been in the investments arena since 1989.

●	Peter M. Schofield, CFA, is a Senior Portfolio Manager to the Fund and has been in the investment arena since 1996.

As of September 30, 2023, Chartwell managed approximately $[ ] billion in client assets.

A MORE COMPREHENSIVE DISCUSSION OF THE ADVISOR’S AND EACH INVESTMENT MANAGER’S ACTIVITIES, COMPENSATION, AND OTHER ACCOUNTS AND ACCOUNT TYPES MANAGED BY THE INVESTMENT MANAGERS MAY BE FOUND IN THE SAI DATED FEBRUARY [ ], 2024. THE SAI IS AVAILABLE UPON REQUEST AT NO CHARGE BY CALLING THE FUND AT (800) 846-7526.

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Section 4 | How You Can Buy and Sell Shares

What Share Classes We Offer

Each Fund offers you a choice of three different classes in which to invest. The main differences between each Class are sales charges and ongoing fees. Each share class in a Fund represents interests in the same portfolio of investments in that Fund. When deciding which Class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Funds, and the length of time you intend to hold your shares. This prospectus offers Class I shares only. Class A and C shares are offered via a different Prospectus. For more information regarding the purchase of shares, contact the Trust at (800) 846-7526.

CLASS A SHARES

Class A shares are offered at their public offering price, which is net asset value per Class A share plus the applicable sales charge. The sales charge varies, depending on which Fund you choose and how much you invest. There are no sales charges on reinvested distributions. For all Funds except the Fixed Income Fund and High Yield Bond Fund, the following sales charges(1) apply:

Amount Invested	As a % of Offering Price	As a % of Amount Invested	Dealer Concession as a Percentage of Offering Price
up to $50,000	5.50%	5.82%	5.00%
$50,000 to 99,999	4.50%	4.71%	4.00%
$100,000 to 249,999	3.50%	3.63%	3.00%
$250,000 to 499,999	2.50%	2.56%	2.00%
$500,000 to 999,999	1.50%	1.52%	1.00%
$1,000,000 and up (2)	0.00%	0.00%	0.00%

The following sales charges(1) apply to the Fixed Income Fund and High Yield Bond Fund:

Amount Invested	As a % of Offering Price	As a % of Amount Invested	Dealer Concession as a Percentage of Offering Price
up to $50,000	4.50%	4.71%	4.00%
$50,000 to 99,999	3.75%	3.90%	3.25%
$100,000 to 249,999	2.75%	2.83%	2.25%
$250,000 to 499,999	2.00%	2.56%	1.50%
$500,000 to 749,999	1.25%	1.27%	0.75%
$750,000 to 999,999	1.00%	1.01%	0.50%
$1,000,000 and up (3)	0.00%	0.00%	0.00%

(1)	There are no sales charges on exchanges of Class A shares of a Timothy Plan Fund for Class A shares of any other Timothy Plan Fund.

(2)	The Trust’s Distributor, Timothy Partners, Ltd., will pay a finder’s fee of 1% of the proceeds invested to brokers that purchase shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

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(3)	The Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee of 0.50% of the proceeds invested to brokers that purchase shares of the Funds in amounts from $1 million to $4 million, and 0.25% on all amounts in excess of $4 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

The Trust’s distributor will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the distributor to sell shares of the Funds. The dealer’s concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an “underwriter” under the Securities Act of 1933, as amended.

CLASS C SHARES

Class C shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund of your choice. However, Class C shares of the Traditional Funds pay an annual shareholder servicing fee of 0.25% of average daily net assets and an additional 12b-1 distribution fee of 0.75% per annum of average daily net assets. Class C shares of the Asset Allocation Funds pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Class C shares of the Asset Allocation Funds also indirectly incur an additional shareholder servicing fee of 0.25% per annum of average daily net assets resulting from the underlying Traditional Funds in which the Asset Allocation Funds invest. In order to recover commissions paid to dealers on investments in Class C shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of up to the total value of your redemption if you redeem your shares within thirteen months from the date of purchase. No CDSC is charged on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption, increases in the value of the shares owned, on the first redemption in an amount of ten percent (10%) or less of the initial purchase, upon the event of the death of the shareholder (unless the account is held in joint name and the survivor liquidates the shares) or shares placed in qualified plans employing a third party administrator, verified disability of the shareholder, and/or required minimum distribution (RMD).

Except as otherwise noted elsewhere in this Prospectus, Class C Shares will automatically convert to Class A Shares in the month following the 7th anniversary of the original purchase date of the Class C Shares.

How to Reduce Your Sales Charge

EXEMPTIONS FROM SALES CHARGES

Accounts that purchased Class A shares on or before September 22, 1997, are not subject to sales charges in those original accounts on any future purchases of Class A shares of any Timothy Fund, including exchanges. The exemption for these accounts applies only so long as the original account is not altered, amended, transferred, conveyed or closed.

The Trust will also waive sales charges on purchases of Class A shares of any Timothy Fund by:

1.	fee-based registered investment advisors for their clients,

2.	broker/dealers with wrap fee accounts,

3.	registered investment advisors, and registered representatives and employees of broker/dealers that are members of the Master Selling Group for their own accounts, or family members of their household,

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4.	trustees, directors, officers, agents, employees, and employee-related accounts of the Trust or any entity which provides services to the Timothy Plan pursuant to a written agreement for such services approved by the Board,

5.	financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The Trust may also, in its sole discretion, waive sales charges on purchases of Class A shares:

1.	by churches purchasing directly from the Fund(s) for their own accounts,

2.	by religious-based charitable organizations and foundations purchasing directly from the Fund(s) for themselves, for an organization’s retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds (the Trust, in its sole discretion, may lower these minimums),

3.	by shareholders of Timothy Plan Funds who have liquidated shares and are repurchasing shares in any Timothy Plan Fund within 90 days of the liquidation,

4.	under circumstances in which the waiving of such charges are deemed by the Trust to be in the best interests of the Trust and its shareholders.

For purchasers that qualify for sales load waivers, Class A shares will be purchased at net asset value.

REDUCED SALES CHARGES

You may qualify for a reduced sales charge by aggregating the higher of the original purchase or the most recent net asset values of all the load shares you and your related accounts previously purchased and currently hold in any Fund with the dollar amount of shares to be purchased. For example, if you and your related accounts already owned Class A or Class C shares in one or more of the Funds with aggregate purchases or current value of $950,000 at the close of business on the day your order to purchase is received, and you decided to purchase an additional $60,000 of Class A shares of any load Fund, there would be no sales charge on that purchase because with the additional purchase, you will have accumulated more than $1,000,000 in all load Funds of the Trust. Related accounts include and are limited to accounts established by or for you, your parents, in-laws, spouse, children, or grandchildren, including trust, beneficiary and grantor accounts. Related accounts also include participants in their individual employer-sponsored retirement programs. It may be necessary to notify the Fund of related accounts providing the account numbers of the related accounts, or the name of the retirement plan if applicable, to be certain you receive the appropriate break point discount. To ensure the charges assessed against your account are at the appropriate breakpoint level, you should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information.

REINSTATEMENTS

You may request reinstatement (the repurchase of Fund shares after having liquidated them earlier) at any time after the liquidation of Class A Fund shares, but only if the proceeds of the liquidation have been invested for the entire period in the Timothy Plan designated money market fund. For more information about the Timothy Plan designated money market fund please call the Trust at Ultimus Fund Solutions, LLC (1) at (800)-662-0201. Reinstatements are at NAV up to the dollar amount liquidated. Reinstatement purchases are available for any Fund repurchased, regardless of which Fund was liquidated. Reinstatement purchases may be affected for the same or any related account.

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A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any Fund for shares of another Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires Class A shares of that Fund or of another Timothy Plan Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. Dividends eligible for designation under the dividends received deduction and paid by a Fund may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days.

The Coronavirus Aid Relief and Economic Security Act of 2020 (“the Cares Act”) allowed for coronavirus related withdrawals from IRAs to be replaced for a period of up to three (3) years from the date of withdrawal. Accordingly, the Trust will allow reinstatement of fund shares liquidated in IRA accounts to accommodate withdrawals and repurchases made pursuant to the Cares Act. These withdrawals must be eligible withdrawals due to the pandemic as defined in the Cares Act, and Shareholders will need to notify the Fund of eligible IRA repurchases due to the Cares Act.

LETTER OF INTENT

You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction or elimination. Your letter will not reduce charges assessed on purchases made more than 90 days prior to the letter, however, those purchases will aggregate with future purchases. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you.

(1)	Ultimus Fund Solutions, LLC and Gemini Fund Services, LLC are indirectly owned through a common parent entity, The Ultimus Group, LLC. Gemini Fund Services, LLC has filed a D.B.A. to operate as Ultimus Fund Solutions, LLC.

If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

How To Buy Shares

OPENING AND ADDING TO YOUR ACCOUNT

You can invest directly in the Funds by mail, by wire transfer, or through broker-dealers or other financial organizations. Simply choose the one that is most convenient for you. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling (800) 662-0201.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan.

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Unless pre-authorized by the Funds at the Funds’ sole discretion, the Timothy Plan will not accept third party checks. The minimum initial investment amount for the Fund classes offered by this Prospectus is set forth below:

Type of Investment Account	Minimum Initial	MINIMUM SUBSEQUENT PURCHASE AMOUNT
Regular Accounts	$1,000	None
Qualified Retirement Plans and Coverdell Education Accounts	None	None
Automatic Investment Accounts	$50	$50/month
Broker Wrap-Fee Accounts	None	None

TO OPEN AN ACCOUNT BY MAIL

To make your initial investment in a Fund, simply complete the Account Registration Form included with this Prospectus, make a check payable to the Fund of your choice, and mail the Form and check to:

Timothy Plan

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

To make subsequent purchases, simply make a check payable to the Fund of your choice and mail the check to the above-mentioned address. Be sure to note your account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Ultimus Fund Solutions, LLC, each Funds’ transfer agent (the “Transfer Agent”). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the applicable Fund’s public offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next business day. When you make your initial purchase of Fund shares, be sure to indicate which Class of shares you wish to purchase. If you do not select a share class, Class A shares will be purchased for you. For subsequent purchases, additional shares of your currently owned share class will be purchased unless you indicate otherwise on your purchase order. If an order to purchase shares is canceled because your check does not clear, the Transfer Agent will charge a $25 fee against your account, in addition to any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Fill out and mail or fax (402-963-9094), or complete an electronic Account Registration Form, to the Transfer Agent.
2.	Call (800) 662-0201 to inform us that a wire is being sent.
3.	Obtain an account number from the Transfer Agent.
4.	Ask your bank to wire funds to the account of:

First National Bank of Omaha

Cinti/Trust, ABA #:	104000016
Credit:	Timothy Plan
Account #:	110333337
For further credit to:	(Your Name and Account #)

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Include your name(s), address, taxpayer identification number, or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

As a convenience for investors, the Trust allows investors to fax an Account Registration Form to the Transfer Agent or complete an electronically signed application. If you elect to fax your form to the Transfer Agent, you must also mail the original to the Transfer Agent for the Trust’s permanent files.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Form included with this Prospectus or call the Transfer Agent and they will send you an application.

You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services, ticket fees, redemption fees, and other fees in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the applicable Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Funds through an Automatic Investment Plan (the “AIP”). The AIP provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the AIP by filling out the AIP application, included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House member for automatic withdrawals under the AIP. The Trust may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at (800) 662-0201.

RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until moneys are withdrawn from the plan. Certain transactions within an IRA account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRS re-characterizations and conversions, and account closures, may be subject to a $25 fee. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account. Contact your investment professional or call the Trust at (800) 846-7526) to receive information concerning your options.

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OTHER PURCHASE INFORMATION

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, a company will be required to withhold a percentage, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

The Timothy Plan wants you to be kept current regarding the status of your account in our Fund(s). To assist you, the following statements and reports will be sent to you, or at your election made available to you on a secure website:

Confirmation Statements. After every transaction that affects your account balance or your account registration.

Account Statements. Quarterly.

Financial Reports. The shareholder reports are available on the Fund’s website fund.timothyplan.com. You will be notified by mail each time a report is posted and provided with a website link to access the report. You may also elect to receive your shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-866-0201. You may also elect to receive all future reports in paper form free of charge. To reduce Fund expenses, if you elect to receive your reports by mail, only one copy of a Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund. Also, unless requested to the contrary, the Annual and Semi-Annual Reports will be householded, which means that only one Report will be sent to an address in which multiple investors reside or declare as their address of record.

Other account statement requests may be subject to a $25 retrieval fee.

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. At the discretion of the Fund, applications may not be accepted unless they are accompanied by payment in U.S. funds. If required, payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $25.00 fee against your account, in addition to any loss sustained by a Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in good order before 4:00 p.m. Eastern Time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern Time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Information about how to purchase shares and possible tax consequences resulting from sales and exchanges of shares are also available online at fund.timothyplan.com.

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How To Sell Shares

You may sell (redeem) your shares at any time, however, proceeds may not be available to you until the check or payment received for investment has cleared, which may take up to seven days. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Redemption requests should be mailed via U.S. mail or overnight delivery to:

Timothy Plan

c/o Ultimus Fund Solutions, LLC

4221 N. 203rd St, Suite 100

Elkhorn, NE 68022

The selling price for No-Load and Class A shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in “good order.” The selling price for Class C shares being redeemed will be the Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the fifth business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

You may request express delivery of redemption proceeds. Checks requested to be sent via express delivery are subject to a $35 charge from your account.

“Good order” means that the request must include:

1.	Your account number.
2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3.	The signatures of all account owners exactly as they are registered on the account.
4.	Any required signature guarantees.
5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

If you are not certain of the requirements for a redemption, please call customer service at (800) 662-0201. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

The Fund typically pays redemption proceeds from cash held by the applicable Fund, with payment sent to the redeeming shareholder’s address of record not later than the fifth business day following the day the redemption request is received in good order. If necessary, to meet the requirements of a redemption request, the applicable Fund may sell portfolio assets to the extent necessary. In the event of extreme market stress, pursuant to the Trust’s Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Trust, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. Any portfolio securities paid or distributed in-kind would be valued as described in the applicable Prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

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SIGNATURE GUARANTEES

A signature guarantee of each account owner is generally required to redeem shares under the following circumstances for redemptions of any size:

1.	if you change the ownership on your account;
2.	when you want the redemption proceeds sent to a different address than is registered on the account;
3.	if the proceeds are to be made payable to someone other than the account’s listed owner(s);
4.	for any redemption transmitted by federal wire transfer to your bank;
5.	if a change of address request has been received by the Trust or the Transfer Agent within 30 days previous to the request for redemption: and
6.	for accounts with wire transfer privileges, if you change the designated account for transactions within 30 days previous to the request for redemption. (for joint accounts, all signatures must be guaranteed, if required as above).

In addition, signature guarantees are generally required for redemptions of $50,000 or more from any Fund shareholder account. At the discretion of the Trust or Ultimus Fund Solutions, LLC, you may be required to furnish additional legal documents, or alternative assurances may be accepted to insure proper authorization. A redemption will not be processed until the signature guarantee, if required, is received in “good order.”

Upon the death of a retirement account owner for accounts below $50,000, named beneficiaries of the retirement account(s), when providing documentation in good order, are not required to provide a medallion signature guarantee. For inherited retirement accounts above $50,000 the Trust may, in its sole discretion, waive a medallion signature guarantee.

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words “New Technology Medallion Signature Guarantee.” Please call customer service at (800) 662-0201 if you have questions.

BY TELEPHONE

You may redeem your shares in the Fund(s) by calling the Transfer Agent at (800) 662-0201 if you elected to use telephone redemption on your account application when you initially purchased shares, or you subsequently completed the telephone authorization request form. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

BY AUTOMATED CLEARING HOUSE (“ACH”)

You may request that the redemption proceeds be transferred to your designated bank if it is a member bank or a correspondent of a member bank of the ACH system. There is no fee charged by the Trust. ACH redemption requests must be received by the Transfer Agent before 4:00 p.m. Eastern Time to receive that day’s closing net assets value. ACH redemptions will be sent on the day following your redemption request. ACH redemption funds are normally available two days after the redemption has been processed. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.

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REDEMPTION AT THE OPTION OF THE TRUST

If the value of the shares in your account falls to less than $1,000 due to redemptions, the Trust may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have sixty days after notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to Coverdell Savings Accounts, IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Trust reserves this right because of the expense to the Fund of maintaining very small accounts.

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Section 5 | General Information

Dividends, Distributions and Taxes

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Funds’ net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund’s portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the applicable Fund. You may change the manner in which your dividends are paid at any time by writing to Timothy Plan, c/o Ultimus Fund Solutions, LLC, PO Box 541150 Omaha, NE 68154.

The Funds intend to qualify and maintain their qualification as a “regulated investment company” under the Internal Revenue Code (the “Code”), meaning that to the extent a Fund’s earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

Before you purchase shares of any Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Funds’ distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. The Trust will notify you annually as to the tax status of dividend and capital gains distributions paid by the Funds. Such dividends and capital gains may also be subject to state and local taxes.

Exchanges of Fund shares for shares of another Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax. Because your state and local taxes may be different than the federal taxes described above, you should see your tax advisor regarding these taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Net Asset Value

The net asset value (“NAV”) and public offering price, as applicable, of each class of the shares of a Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event that the NYSE closes early, the NAV will be determined as of the time of closing. Shares of each Class of the Funds are offered at the NAV and public offering price, as applicable. The public offering price is a Classes’ next calculated NAV, plus the applicable sales charge, if any. The NAV per share of each Class, as applicable, is calculated by adding the value of each Fund’s investments, cash and other assets, subtracting liabilities of the Class, and then dividing the result by the number of shares of the Class outstanding. Each Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Fund’s Investment Manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board.

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Fair Value Pricing

The Board has delegated to the Advisor and/or Investment Managers, under the oversight of the Boards’ Pricing Committee, responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances and under the Pricing Committee’s oversight, the Advisor or Investment Manager will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Pricing Committee, Advisor and Investment Managers with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Except for the Israel Common Values and the International Fund which have a higher probability of Fair Value Pricing, the Funds generally invest the vast majority of their assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate their NAV as of the time those exchanges close. Except for the Israel Common Values and the International Fund, the Funds typically do not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, except for those Funds, there may be very limited circumstances under which any Fund would hold securities that would need to be fair value priced.

Examples of when it would be likely that a Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations; or in the event that the Fixed Income or High Yield Bond Funds were to invest in certain types of bonds that had limited marketability, such as “church bonds”.

When a security is fair value priced, it means that the Advisor or Investment Manager is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Advisor’s or Investment Manager’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

When a security is Evaluated Priced, it means the Advisor and Investment Manager are relying on a nationally recognized company that provides daily pricing of international and domestic securities. Accordingly, there is the possibility that the pricing firm’s calculations or pricing techniques could be wrong, and as a result the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Frequent Trading

For the protection of its shareholders, the Board has adopted a policy prohibiting frequent purchases and sales of Fund shares. The Board extended the policy to be inclusive of all accounts including accounts transacted by registered investment advisors, broker/dealer representatives, transfer agents, third party administrators and insurance companies, and further includes omnibus accounts. The Funds will reject any transactions the Funds believe in good faith constitute frequent trading, including market timing and late transactions, except that the Fund does not impose restrictions on exchanges from the Fixed Income Fund to any other Fund, nor does it restrict immediate sales of shares upon the event of the death or disability of the shareholder. For the purpose cited here, the Fund has determined that purchase and sale transactions in excess of three times per calendar quarter in a single or related accounts imply frequent trading, and may result in the appropriate actions being taken which may include the restricting of the account and notification to the proper authorities.

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Upon the discovery of trades transacted or an attempt to be transacted in violation of Rule 10b (Manipulative and Deceptive Contrivances), or Rule 22c-1 (Pricing), such activity shall be immediately reported to the appropriate regulatory agencies and authorities, and the Fund shall fully comply with such agencies during any ensuing investigation.

Distribution and Service Plans

The Trust has adopted distribution and shareholder servicing plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for Class A and Class C Shares of the Funds (the “Distribution Plans”). The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate TPL or others for expenses relating to the promotion and sale of shares of the Funds and the servicing of shareholder accounts.

Under the Class A Distribution Plan, the Class A shares of the Funds compensate TPL for distribution and service fees at an annual rate of 0.25% (all of which may be classified as a service fee), payable on a monthly basis, of the Funds average daily net assets attributable to Class A shares.

Amounts paid under the Class A Distribution Plan are paid to TPL and others to compensate them for services provided and expenses incurred in the distribution of Class A shares, including the paying of commissions for sales of Class A shares.

Under the Class C Distribution Plan, the Class C shares of the Funds compensates TPL for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class C shares of the Traditional Funds and 0.75% of the average daily net assets attributable to Class C shares of the Asset Allocation Funds. Amounts paid under the Class C Distribution Plan are paid to TPL and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of commissions for sales of Class C shares. The Class C Distribution Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Distribution Plan combined with the CDSC for Class C shares is to provide for the financing of the distribution of Class C shares.

Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Service Providers

Principal Underwriter

Timothy Partners Ltd. acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the notice filing of the Funds’ shares under state securities laws and to assist in the sale of shares. TPL also acts as Investment Advisor to the Trust. TPL is not compensated for serving as underwriter of the Trust.

Code of Ethics

The Board has approved Codes of Ethics for the Funds, the Portfolios, Investment Advisor, Sub-Advisors, and Principal Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds and/or Portfolios, require that they file regular reports concerning their personal securities transactions, and prohibit activities that might result in harm to the Funds and/or Portfolios. The Board is responsible for overseeing the implementation of the Codes. The Trust has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained after paying a duplication fee, by electronic request (publicinvest@sec.gov) or by writing the SEC’s Public Relations Section, Washington DC 20549-0102. The Board also has approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Portfolios for illegal purposes. Day-to-day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.

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Section 6 | Privacy Policy

Privacy Policy and Customer Identification Program

The Board has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN FAMILY OF FUNDS (“TIMOTHY PLAN”) DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

• Social Security Number

• Assets

• Retirement Assets

• Transaction History

• Checking Account History

• Purchase History

• Account Balances

• Account Transactions

• Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-846-7526

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PROSPECTUS (CLASS A&C) / 27

Who we are
Who is providing this Notice?	The Timothy Plan Family of Funds Timothy Partners, Ltd, investment advisor to Timothy Plan
What we do
How does Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Timothy Plan collect your personal information?

We collect your personal information, for example, when you:

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tell us who receives the money

• Show your government-issued ID

• Show your drivers’ license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes - information about your creditworthiness.

• Affiliates from using your information to market to you

• Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Timothy Partners, Ltd, is an affiliate of Timothy Plan.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • Timothy Plan does not jointly market.

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Section 7 | Financial Highlights

The table below sets forth data for one share of capital stock outstanding throughout each period represented.

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by [                 ]., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Updated Financial Highlights will be inserted with the 485b filing.

Small/Mid Cap Growth (Class A Shares)

Small/Mid Cap Growth (Class C Shares)

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PROSPECTUS (CLASS A&C) / 29

Section 8 | For More Information

Additional information about the Funds is available in the Funds’ Class SAI. The SAI contains more detailed information on all aspects of the Funds. A current SAI dated February [ ], 2024 has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus. Additional information about each Fund’s investments is also available in the Funds’ semi-annual report, dated March 31, 2023, and audited annual report, dated September 30, 2023. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The Funds’ SAI, annual report and semi-annual report are available, without charge upon request. To receive a copy of any of these documents or to make other types of inquiries to the Funds, please contact the Funds.

	Timothy Plan (1)	Securities and Exchange Commission
By Phone:	(800) 846-7526	(202) 942-8090
By Mail:	The Timothy Plan c/o Timothy Partners, Ltd. 1055 Maitland Center Commons Maitland, FL 32751	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102 (a duplicating fee required)
By E-mail:	invest@timothyplan.com	Publicinvest@sec.gov (a duplicating fee required)
By Internet:	timothyplan.com	sec.gov
In Person:		Public Reference Room Securities and Exchange Commission, Washington, D.C.

(1)	A copy of your requested document(s) will be mailed to you within three business days of receipt of your request, by first class mail or other means designed to ensure equally prompt delivery.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Information about the Funds are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Timothy Plan

Investment Company Act No. 811-08228

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Appendix |	Waivers and Discounts Available from Intermediaries

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

◾	Shares purchased in an investment advisory program.

◾	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

◾	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

◾	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

◾	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

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CDSC Waivers on Classes A, B and C shares available at Raymond James

◾	Death or disability of the shareholder.

◾	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

◾	Return of excess contributions from an IRA Account.

◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

◾	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

◾	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

◾	Breakpoints as described in this prospectus.

◾	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

◾	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

FOR MORE INFORMATION
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MERRILL LYNCH

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

◾	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

◾	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

◾	Shares purchased through a Merrill Lynch affiliated investment advisory program

◾	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

◾	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

◾	[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)

◾	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

◾	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

◾	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

◾	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

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◾	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

◾	Death or disability of the shareholder

◾	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

◾	Return of excess contributions from an IRA Account

◾	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

◾	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

◾	Shares acquired through a right of reinstatement

◾	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)

◾	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

◾	Breakpoints as described in this prospectus.

◾	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

◾	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

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EDWARD D. JONES

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Timothy Plan Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Timothy Plan Mutual Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

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•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

o	The redemption and repurchase occur in the same account.

o	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•	Purchases of Class 529 shares made for recontribution of refunded amounts.

FOR MORE INFORMATION
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Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o	A fee-based account held on an Edward Jones platform

o	A 529 account held on an Edward Jones platform

o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

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MORGAN STANLEY

Morgan Stanley

Financial services company

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	fShares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

FOR MORE INFORMATION
PROSPECTUS (CLASS A&C) / 38

1055 Maitland Center Commons
Maitland, Florida 32751
Online	|	(800) 846-7526
Website	|	timothyplan.com
Email	|	invest@timothyplan.com

Statement of Additional Information

February[ ],2024

TIMOTHY PLAN FAMILY OF FUNDS

SMALL/MID CAP GROWTH FUND (formerly
known as aggressive growth fund)
cLASS a
tICKER taAGX
cUsip 887432813
cLASS C
tICKER tcAGX
cUsip 887432698

The information in this statement of additional information is not complete and may be changed. The Funds may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

To obtain a free additional copy of the prospectus or SAI, dated February [ ], 2024, or an annual report, please contact the Timothy Plan at (800) 846-7526 or visit Timothy Plan's website at fund.timothyplan.com.

Section 1 | General Information
Fund Classes	3
Fund History	3
Section 2 | Investments and Risks
Investment Strategies and Risks	4
Fund Policies	6
Portfolio Turnover	7
Disclosure of Portfolio Turnover	7
Section 3 | Management of the Fund
Investment Advisor	9
Investment Manager	9
Sub-Advisor Fees	11
Officers and Trustees of the Trust	11
Compensation	20
Code of Ethics	22
Proxy Voting Policies	22
Section 4 | Control Persons and Principal Holders of Securities
Ownership	23
Section 5 | Other Service Providers
Principal Underwriter	24
Transfer/Fund Accounting Agent/Administrator	24
Independent Registered Public Accounting Firm	26
Custodian	26
Sub Custodian	26
Section 6 | Brokerage Allocation
Brokerage Transactions	27
Commissions	27
Section 7 | Purchase, Redemption, and Pricing of Shares
Purchase of Shares	28
Redemption of Shares	28
Net Asset Value	29
Fair Value Pricing	29
Section 8 | Taxation of the Fund
Taxation	31
Section 9 | Calculation of Performance Data
Performance	33
Section 10 | Financial Statements
Financial Statements	35
Appendix A | Proxy Voting Policy
Preface	36
Key Proxy Voting Issues	36
Proxy Voting Procedures	38
Record Keeping	39
Summary	39

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 2

Section 1 | General Information

This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated February [ ], 2024, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

There are three Classes of shares currently offered by the Timothy Plan Trust (the "Trust"): Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge that ends after the first year and ongoing service and distribution fees and Class I shares, which are offered without any sales charges or ongoing service/distribution fees.

This SAI relates only to Class A and Class C shares of the Fund listed below. Class I shares of the Fund are offered in a different Prospectus and SAI dated February [ ], 2024.

Traditional Funds (Class A and Class C)

Small/Mid Cap Growth (formerly known as Aggressive Growth Fund)

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference fund.timothyplan.com. The Fund's Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers and other financial intermediaries that have entered into an agreement with the Fund's distributor to sell shares of the Fund (each called a "Service Agent"), by writing the Timothy Plan Trust, 1055 Maitland Center Commons, Maitland, FL 32751, by calling (800) 846-7526, by sending an e-mail request to investor@timothyplan.com or by visiting fund.timothyplan.com. Timothy Partners, Ltd. (the "Distributor") serves as the Fund's sole and exclusive distributor.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such an offering may not lawfully be made.

Fund History

The Trust was organized as a Delaware Statutory Trust (fka as a business trust) on December 16, 1993 and is a mutual fund company of the type known as, and registered with the Securities and Exchange Commission as, an open-end management investment company. It is authorized to create an unlimited number of series of shares (each a "Fund") and an unlimited number of share classes within each series. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors.

The shares of each series are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.

Shareholder meetings will not be held unless required by federal or state law.

GENERAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 3

Section 2 | Investments and Risks

Investment Strategies and Risks

Each Fund seeks to achieve its objectives by making investments selected in accordance with that Fund's investment restrictions and policies. Each Fund will follow its investment strategies as described in the applicable Prospectus to achieve its objectives. Each Fund's particular investment strategies and risks are described in the Prospectus, and those discussions are incorporated herein by reference. This SAI contains further information concerning the techniques and operations of the Funds, the securities in which they may invest, and the policies they will follow.

COMMON STOCK

Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

PREFERRED STOCK

Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which the Funds invest.

CONVERTIBLE SECURITIES

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the Fund's Advisor or the Fund's Investment Manager anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objectives and policies.

INVESTMENT GRADE BONDS

Investment Grade Bonds are publicly and privately issued debt securities that generally carry a rating of BBB and above by Standard & Poor's, or similar ratings by other recognized rating agencies. Because they are considered investment grade, they generally carry lower coupon rates than non-investment grade (“high yield” or “junk”) bonds.

WARRANTS

A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's capital stock at a set price for a specified period of time.

AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Funds may purchase ADRs whether they are "sponsored" or "unsponsored." "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository. "Unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders. Because each Fund, except the International Fund and Israel Common Values Fund, each of which are heavily invested in ADRs, will not invest more than 50% of the value of its total assets in stock or securities issued by foreign corporations, it will be unable to pass through the foreign taxes that the Fund pays (or is deemed to pay) to shareholders under the Internal Revenue Code of 1986, as amended (the "Code").

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 4

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") are liquid, dividend-paying means of participating in the real estate market. REITs invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, and hotels, or mortgages secured by real estate. Some REITs are hybrid, investing in both the actual real estate and real estate-backed mortgages.

COMMODITY EXCHANGE TRADED FUNDS

Commodity Exchange Traded Funds (" Commodity ETFs") are very similar to a mutual fund but have very little management. A commodity ETF has a set plan for investment in a group of commodities that may be readjusted periodically by the Fund manager. Most commodity ETFs were created to mirror the returns of commodities by investing in the commodity futures markets. They purchase all buy-side futures contracts based on the amount of funds they receive from investors. Some commodity ETFs focus on commodity sectors and only buy futures contracts in that area – oil, agriculture or gold. Some focus on a more diversified basket of commodities. ETFs trade like stocks, can be purchased or sold at any time during market hours, and unlike futures contracts which are highly leveraged, ETFs cannot lose more than the initial investment.

TREASURY INFLATION-PROTECTED SECURITIES

Treasury Inflation-Protected Securities (“TIPS”) are special types of Treasury notes or bonds that offer protection from inflation. Like other Treasuries, TIPS pay interest every six months and pay the principal when the security matures. Unlike conventional government securities, TIPS coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the consumer price index (“CPI”). When a TIPS matures, you are paid the adjusted principal or original principal, whichever is greater. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Consequently, the real rate of return, which represents the growth of purchasing power, is guaranteed. Because of their safety, TIPS offer a low return. In addition, TIPS can lose value if interest rates rise.

HIGH YIELD BONDS

High Yield Bonds are publicly and privately issued debt securities that are rated below investment grade (such as "BB" or lower by Standard & Poor's Ratings Services and/or Ba or lower by Moody's Investors Services, Inc.) or deemed to be below investment grade by the Fund's Investment Manager. These types of securities are commonly referred to as “junk” bonds. Because these securities are below investment grade, they carry higher coupon rates and are subject to greater credit risk.

TEMPORARY DEFENSIVE MEASURES

The Investment Manager(s) of each Traditional Fund may take temporary defensive actions when it is determined to be in the best interests of the applicable Fund's shareholders. Such defensive actions may include, but not be limited to, increasing the percentage of the Fund invested in cash and cash equivalents, investing more heavily in a particular sector, and investing without regard to capitalization rates. When a Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different than it would have been if it had invested strictly according to its objectives.

NATURAL DISASTER / EPIDEMIC RISK

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 5

Fund Policies

In addition to those set forth in the current applicable Prospectus, the Traditional Funds (except for the Defensive Strategies Fund) have adopted the investment restrictions set forth below, which are fundamental policies of each Fund, and which cannot be changed without the approval of a majority of the outstanding voting securities of each Fund. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each of the Funds may not:

1.	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2.	purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3.	make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4.	purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act), and purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of issuer;

5.	issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;

6.	borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Fund, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities;

7.	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

8.	write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

9.	concentrate its investments in any one sector or industry.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 6

Portfolio Turnover

It is not the policy of any of the Funds to purchase or sell securities for short-term trading purposes, but the Funds may sell securities to recognize gains or avoid potential for loss. A Fund will, however, sell any portfolio security (without regard to the time it has been held) when the Investment Manager believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. The portfolio turnover rates for each Fund for the fiscal periods ended September 30, 2022 and 2023 are set forth in the table below.

Fund	2022	2023
Small/Mid Cap Growth	46%	[ ]

High portfolio turnover rates (annual rates in excess of 100%) involve additional transaction costs (such as brokerage commissions) which are borne by the Funds and may result in adverse tax effects to Fund shareholders. (See "Dividends, Distributions and Taxes" in the Class A & C shares Prospectus.)

Disclosure of Portfolio Turnover

The following discussion sets forth the Trust's policies and procedures with respect to the disclosure of Fund portfolio holdings.

FUND SERVICE PROVIDERS

Fund service providers include the following: Fund Transfer and Accounting Agent, Fund Administrator, Independent Registered Public Accounting Firm, Compliance Consulting Firm, Principal Underwriter and Custodian. The Trust has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund's portfolio on a real time basis. For example, the Trust's fund accounting agent is responsible for maintaining the accounting records of each Fund, which includes maintaining a current record of the portfolio holdings of each Fund. The Trust also undergoes an annual audit which requires the Trust's independent registered public accounting firm to review each Fund's portfolio. In addition to the fund accounting agent, the Trust's custodian also maintains an up-to-date list of each Fund's portfolio holdings. The Trust's compliance consulting firm must also have access to each Fund's portfolio information in order to verify compliance with the Federal Securities laws. Each of these parties is contractually and/or ethically prohibited from sharing any Fund's portfolio holdings information with any third party unless specifically authorized by the Trust's President, Secretary or Treasurer.

The Board of Trustees (the "Board") monitors the services provided by each of the service providers to ensure each is complying with the contractual terms or expectation of the arrangement. If the Board is unsatisfied with any of these service providers, the Board may terminate them accordingly. Each of the entities which provide one or more of the services discussed above has adopted a code of ethics which requires that any person associated with such entity (1) maintains the confidentiality of all Trust information obtained by such person, and (2) does not use such person's knowledge of Trust activities for their own personal benefit. The Trust relies on the compliance departments of each entity to enforce its code.

RATING AND RANKING ORGANIZATIONS

The Trust may from time to time provide the entire portfolio holdings of each Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor's Ratings Group, Bloomberg L.P., and Thomson Financial Research. The Trust has obtained assurances from all such parties that any information provided to them will be held in strict confidence and that such information shall not be used for the personal benefit of the recipient.

The Trust's management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Trust does not pay them or receive any compensation from them for providing this information.

DISCLOSURE TO OTHER PARTIES

The Trust is also required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis. The Trust prohibits the disclosure of portfolio information to any third party other than those described above prior to the day after the information is posted to a Fund's website or until such information has been posted on the SEC's Edgar System. The Trust further prohibits any person affiliated with the Trust from entering into any ongoing arrangement with any person other than those described above to receive portfolio holdings information relating to a Fund.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 7

REVIEW

The Board reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to. The Trust's President, Secretary and Treasurer are authorized, subject to subsequent Board review, to make exceptions to the above-described policies.

INVESTMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 8

Section 3 | Management of the Fund Investment

The Investment Advisor

TIMOTHY PARTNERS, LTD.

The Board has entered into an advisory agreement with Timothy Partners, Ltd. ("TPL"), the Advisor for the provision of investment advisory services on behalf of the Trust to each Fund (collectively referred to as the "Advisory Agreement"), subject to the supervision and direction of the Board. The latest continuance of the Advisory Agreement with TPL was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 17, 2023. More complete factors considered by the Board in renewing the investment advisory agreement are available in the Trust's semi-annual report dated March 31, 2023.

The Advisory Agreement may be renewed after its initial two year term only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment.

INVESTMENT ADVISORY FEES

The following table sets forth the investment advisory fees paid to TPL for the fiscal years ended September 30, 2021, 2022 and 2023:

Fund	2021	2022	2023
Small/Mid Cap Growth
Fees Payable to TPL	$389,531	$387,272	$[ ]
Amount (Reimbursed) Recouped by TPL	($45,827)	($45,561)	$[ ]

TPL, with the prior approval of the Board and shareholders of the applicable Fund, may engage the services of other investment advisory firms ("Investment Managers") to provide portfolio management services to a Fund. The following section provides information relating to the Funds' current Investment Managers.

The Investment Manager

CHARTWELL INVESTMENT PARTNERS

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Chartwell Investment Partners, ("Chartwell") dated January 1, 2008, Chartwell serves as Investment Manager to the Small/Mid Cap Growth Fund. As Investment Manager, Chartwell provides advice and assistance to TPL in the selection of appropriate investments for the Small/Mid Cap Growth Fund, subject to the supervision and direction of the Board. As compensation for its services, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. As of September 30, 2023, Chartwell managed approximately $[ ] billion in client assets.

On February 17, 2023, the Board met to consider, among other matters, retaining Chartwell as Investment Manager for the Small/Mid Cap Growth Growth Fund and after full consideration, renewed the Agreement for an additional year. A discussion of the Board's considerations in renewing the agreement are provided in the Trust's semi-annual report, dated March 31, 2023.

Small/Mid Cap Growth Fund

The following members of Chartwell make up the portfolio management team for the Small/Mid Cap Growth Fund:

Frank L. Sustersic, CFA, Senior Portfolio Manager. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Sustersic participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds, and he is also responsible for representing the Funds to investors.

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 9

Peter M. Schofield, CFA, is a Senior Portfolio Manager. Mr. Schofield earned a bachelor's degree in History from the University of Pennsylvania. He holds the Chartered Financial Analyst designation. From 2005 to 2010, he was Co-Chief Investment Officer at Knott Capital. From 1996 to 2005 he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Schofield serves as a Senior Portfolio Manager on Chartwell's Large Cap Value Investing Team.

Each team member has a number of other Chartwell professionals supporting their efforts. The members of the Chartwell investment teams average in excess of 20 years' experience in the investment field.

Other Information Relating to Chartwell

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2023.

	Number of other accounts managed and assets by account type			Number of accounts and Assets for Which Advisory Fee is Performance-Based
Name of Sub-Advisor and Portfolio Manager	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)	Registered Investment Companies ($ Mil)	Other Pooled Investment Vehicles ($ Mil)	Other Accounts ($ Mil)
Chartwell Investment Partners
Peter M. Schofield	[ ]	N/A	[ ]	N/A	N/A	N/A
Frank L. Sustersic	[ ]	[ ]	[ ]	N/A	N/A	N/A

A portfolio manager's and analyst's base salary are determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance- based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee's annual bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.

Chartwell's investment teams participate in a revenue sharing plan and all employees participate in a 401(k) plan, which includes a matching contribution from Chartwell.

As of September 30, 2023 , the Portfolio Managers listed below held a beneficial interest in the following Timothy Plan Funds:

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 10

Name of Person	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Held by Portfolio Manager
Peter M. Schofield	[ ]	[ ]
Frank L. Sustersic	[ ]	[ ]

Sub-Advisor Fees

The following table sets forth the fees paid to each Sub-Advisor by TPL for the fiscal years ended September 30, 2021, 2022 and 2023:

Investment Advisor	Fund	2021	2022	2023
Chartwell Investment Partners
	Small/Mid Cap Growth	$148,978	$148,404	$[ ]

Officers & Trustees of the Trust

The Trustees and Principal Executive Officers of the Trust and their principal occupations for the past five years are listed as follows:

Interested Trustees

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Arthur D. Ally[1] 1055 Maitland Center Commons Maitland, FL Born: 1942	Trustee, Chairman, President, and Treasurer	Indefinite; Trustee and President since 1994	19
	Principal occupation during THE past Five years		directorships held by trustee
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Mathew D. Staver[2] 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	19
	Principal occupation during THE past Five years		directorships held by trustee
	An attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 11

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Patrice Tsague[3] 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	19
	Principal occupation during THE past Five years		directorships held by trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

1.	Mr. Ally is an “interested” Trustee, as defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.
2.	Mr. Staver is an “interested” Trustee, as defined in the 1940 Act, because he has a limited partnership interest in TPL.
3.	Mr. Tsague is an “interested” Trustee, as defined in the 1940 Act, because of a charitable relationship with TPL.

Independent Trustees

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	19
	Principal occupation during THE past Five years		directorships held by trustee
	President, Good Place Holdings, a Christian Centered Business Holding Company.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	Trustee	Indefinite; Trustee from 2011 to 2020 and 2022 to present	19
	Principal occupation during THE past Five years		directorships held by trustee
	Self-Employed Independent Public Policy Consultant; Other Directorships: Public Interest Legal Foundation; National Rifle Association; Columbia International University; International Foundation For Electoral Systems; Law Enforcement Legal Defense Fund; American Constitution Rights Union.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	Retired. Associate Professor of Law Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law, specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida and LLM Taxation from the University of Miami.		None

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 12

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	19
	Principal occupation during THE past Five years		directorships held by trustee
	Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Bill Johnson 1055 Maitland Center Commons Maitland, FL Born: 1946	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	President (and Founder) of the American Decency Association, Freemont, MI, since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Master of Religious Education from Grand Rapids Baptist Seminary.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	President of WaterStone (FKA the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from the University of Chicago.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL Born: 1960	Trustee	Indefinite; Trustee since 2004	19
	Principal occupation during THE past Five years		directorships held by trustee
	Scott Preissler, Ph.D., is the Executive Director of Friendship Christian School in Suwanee, Georgia and The National Center for Stewardship & Generosity. He is a former professor and past President and CEO of The Christian Stewardship Association (CSA) and Southern Baptist state headquarters in Texas and Georgia.		None

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 13

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Pastor Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	19
	Principal occupation during THE past Five years		directorships held by trustee
	Pastor / President / Director, for La Puerta Life Center, Inc., a Florida corporation.		1

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 14

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	19
	Principal occupation during THE past Five years		directorships held by trustee
	Founder and CEO Kingdom Companies founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ. Alan is currently the President of the Electric Power Reliability Alliance (EPRA), a nonprofit serving industrial, commercial and grid-edge electrical reliability practitioners.		None

PRINCIPAL EXECUTIVE OFFICERS

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Compliance Officer and General Counsel for the Advisor, Timothy Partners, Ltd; Partner, Copeland Covert & Smith PLLC, law firm.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Marketing Officer for Advisor, Timothy Partners, Ltd.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 15

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David James 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1970	Secretary	Secretary since 2023, Assistant Secretary 2022- 2023, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	As Executive Vice President, Chief Legal and Risk Officer at Ultimus Fund Solutions, since 2018; Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department -2003-2018.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Brittany Weise 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1990	Assistant Secretary	Assistant Secretary since 2023, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Associate Counsel – Ultimus Fund Solutions 2022- Pres. Attorney – Morgan & Morgan P.A. (formerly Mitcheson & Lee, LLP) 2019 – 2022, Fund Officer – State Street Bank and Trust Company, 2018-2019		N/A
Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deryk Jones 4221 North 203rd St. Suite 100 Elkhorn, NE 68022 Born: 1988	AML Officer	AML Officer since 2022, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Compliance Analyst since March 2018		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Joseph E. Boatwright 1055 Maitland Center Commons Maitland, FL Born: 1930	Trustee Emeritus	Trustee and Secretary 1995-2022, Trustee Emeritus as of 2020, Term Indefinate.	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		N/A

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 16

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Trustee's experience, qualifications, attributes, or skills, both on an individual and combined basis with those of the other Trustees, lead the Board of Trustees to conclude that they are qualified to serve on the Board. The Board of Trustees believes that the Trustees' ability to review critically, evaluate, question and discuss the information provided to them; to interact effectively with the Advisor, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Board of Trustees also considers the contributions each Trustee can make to the Board and the Trust a valuable asset.

As described in the table above, the Independent Trustees have served as such for a considerable period of time, which has provided them with knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee:

Arthur Ally served as a financial professional for nearly twenty years before establishing TPL, the advisor and distributor of the Timothy Plan Funds. Mr. Ally has a degree in accounting and economics and has earned numerous professional designations.

Mat Staver served as Dean of Liberty University School of Law and is the founder and chairperson of Liberty Counsel. Mr. Staver has argued before the United States Supreme Court and brings his extensive legal background to the Board.

Patrice Tsague brings a unique combined perspective from his career that includes counseling for international entrepreneurship and developing organizational techniques and avenues for businesses.

Dale A. Bissonette is the President of Good Place Holdings, a Christian Centered Business holding Company. Mr. Bissonette adds diverse business skills and experience to the Board.

Kenneth Blackwell brings his vast experience and unique perspective gained as the former mayor of Cincinnati, Ohio, and also served as former Secretary of State for Ohio. Mr. Blackwell was an overseas ambassador, author, and celebrated business entrepreneur.

Richard Copeland is a retired Associate Professor from Stetson University School of Business Administration. Retired Principal of Copeland & Covert, Attorneys at Law specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida, and LLM Taxation from the University of Miami.

Deborah Honeycutt is a physician practicing in the Atlanta, GA, area. Dr. Honeycutt has experience in managing and directing health clinics and as a family medical practitioner and brings extensive business experience, as well as experience in the health care sector, to the Board.

Bill Johnson has served in ministry by being on the front lines in the fight against pornography. Mr. Johnson brings a keen knowledge of the various forms of pornography and hands-on experience running a non-profit organization.

John Mulder is the executive director of Waterstone, a charitable remainder trust custodian that serves persons across the United States. Mr. Mulder brings proficiency in taxation and the skills he has acquired in managing a national organization.

Scott Preissler, Ph.D., is the Executive Director of Friendship Christian School in Suwanee, Georgia. Dr. Preissler was a primary founder and 1st Executive Director of The National Center for Stewardship & Generosity. He was formerly a graduate school-chaired professor and past President and CEO of The Christian Stewardship Association (CSA). He served in steward leadership roles at the Southern Baptist state headquarters in Texas and Georgia. Dr. Preissler brings extensive organizational and nonprofit executive leadership/management experience to the Board.

Pastor Abraham M. Rivera is the recipient of various honors and awards for his work in the community, including the United States Congressional Award for Hispanic Leadership. He is currently on the teaching staff of St. Thomas University. Mr. Rivera is the Pastor / President / Director for the La Puerta Life Center, Inc. in Florida.

Alan Ross is an entrepreneur specializing in corporate turn-around ventures and currently serves as the president of the Electric Power Reliability Alliance (EPRA). Mr. Ross offers the Board the wealth of knowledge he has gained in his experiences as a manager/owner of numerous companies.

References to the experience, qualifications, attributes, or skills of the Trustees are pursuant to the requirements of the Securities and Exchange Commission. They do not indicate that the Board or any Trustee has special expertise or experience, and shall not impose any greater responsibility or liability on such Trustee or the Board by reason thereof.

BOARD STRUCTURE

The Board is responsible for overseeing the management and operations of the Trust and the Funds. The Board currently consists of nine Independent Trustees and three Trustees who are interested persons of the Trust. Arthur D. Ally, who is an interested person of the Trust, serves as Chair of the Board, Mr. Alan Ross serves as Vice-Chair of the Board, and the Lead Independent Trustee. Mr. Ross works with Mr. Ally to set the agendas for the Board and Committee meetings and chair meetings of the Independent Trustees. Generally, Mr. Ross serves as a liaison between the Independent Trustees and the Trust's management between Board meetings.

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 17

The Board has two standing committees: the Audit Committee and the Pricing Committee. Independent Trustees chair both committees and consist of Messrs. Bissonette, Ross, Mulder, Preissler, and Copeland, with Mr. Bissonette as chair. The members of the Committees are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board as to the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met two times during the last fiscal year. The Pricing Committee was established in November 2013. The Committee will be called upon in the event a security requires a fair pricing analysis to establish the applicable Fund's net asset value ("NAV").

The Board holds four regular meetings annually to consider and act upon matters involving the Trust and the Funds. The Board also may hold special meetings to address matters arising between regular meetings. Beginning in March 2020, the Trustees may conduct quarterly meetings telephonically in accordance with relief granted by the U.S. Securities and Exchange Commission (the "SEC") to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting would be ratified, as required by the SEC's relief, at a later in-person meeting. The Independent Trustees also regularly meet outside the presence of management and are advised by legal counsel. These meetings may take place in person or by telephone. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Trust management. The Board has determined that its committee structure helps ensure that the Funds have effective and independent governance and oversight. Given the Advisor's sponsorship of the Trust, that investors have selected the Advisor to provide overall management to the Funds, and Mr. Ally's senior leadership role within the Advisor, the Board elected him Chairman. The Board reviews its structure regularly and believes that its leadership structure, including having at least two thirds Independent Trustees, coupled with the responsibilities undertaken by Mr. Ally as Chair, Mr. Ross as Vice-Chair and Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

BOARD OVERSIGHT OF RISK

An integral part of the Board's overall responsibility for overseeing the management and operations of the Trust is the Board's oversight of the risk management of the Trust's investment programs and business affairs. The Funds are subject to several risks, such as investment, credit, valuation, operational, legal, compliance, and regulatory risks. The Trust, the Advisor and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks. These systems include those embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the Audit Committee. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust's Chief Compliance Officer ("CCO"), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust's independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Funds' CCO outside the presence of management to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Funds' CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance, as well as reports regarding the valuation of the Funds' securities. In addition, in its annual review of the Funds' advisory agreements, the Board reviews information provided by the Advisor relating to its operational capabilities, financial condition, and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of Funds in the Trust and the effectiveness of its committee structure.

The Board recognizes that it is impossible to identify all risks that may affect a Fund or to develop processes, procedures, and controls to eliminate or mitigate every occurrence or effect. The Board may, at any time and at its discretion, change how it conducts its risk oversight role.

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 18

Trustee Ownership

Name of Director(1)	Fund	Dollar Range of Equity Securities each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by a Director in the Timothy Plan Family of Funds
Interested Trustees
Arthur D. Ally	Small Cap Value	$[ ]
	Large/Mid Cap Value	$[ ]
	Small/Mid Cap Growth	$[ ]
	Large/Mid Growth	$[ ]
	International	$[ ]
	Defensive Strategies	$[ ]
	Israel Common Values	$[ ]
	Growth and Income	$[ ]
$[ ]
Mathew D. Staver	Small Cap Value	$[ ]
	Large Mid/Cap Value	$[ ]
	Small/Mid Cap Growth	$[ ]
	High Dividend Stock ETF	$[ ]
	Large/Mid Cap Core ETF	$[ ]
	Defensive Strategies	$[ ]
	Israel Common Values	$[ ]
	Small Cap Core ETF	$[ ]
	Conservative Growth Variable	$[ ]
$[ ]
Patrice Tsague	Strategic Growth	$[ ]
	International	$[ ]
	Large Mid Cap Value	$[ ]
$[ ]
Independent Trustees
Dale A. Bissonette	None
Kenneth Blackwell	None
Richard W. Copeland	Large Mid/Growth	$[ ]
	Large/Mid Cap Value	$[ ]
$[ ]

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 19

Name of Director(1)	Fund	Dollar Range of Equity Securities each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by a Director in the Timothy Plan Family of Funds
Deborah T. Honeycutt	None	$[ ]
Bill Johnson	None	$[ ]
John C. Mulder	Defensive Strategies	$[ ]
	International	$[ ]
	Large/Mid Cap Value	$[ ]
$[ ]
Scott Preissler, Ph.D.	None
[Pastor} Abraham M. Rivera	None
Alan M. Ross	Conservative Growth	$[ ]
	Growth & Income	$[ ]
	Defensive Strategies	$[ ]
	Small Cap	$[ ]
	Large/Mid Cap Value	$[ ]
	Large/Mid Growth	$[ ]
$[ ]

(1)	Trustees, for their services to the Funds, may purchase Class A shares at NAV; commissions normally charged on A share purchases are waived.

Compensation

Compensation was paid by the Trust to the Trustees during the past fiscal year ended September 30, 2023, as set forth in the table below:

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Interested Trustees
Arthur D. Ally, Chairman	$0	$0	$0	$0
Mathew D. Staver	$0	$0	$0	$0
Patrice Tsague	$0	$0	$0	$0
Independent Trustees
Dale A. Bissonette	$5,700	$0	$0	$5,700
Kenneth Blackwell	$5,700	$0	$0	$5,700

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 20

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Richard W. Copeland	$5,700	$0	$0	$5,700
Deborah Honeycutt	$5,700	$0	$0	$5,700
William Johnson	$5,700	$0	$0	$5,700
John C. Mulder	$4,500	$0	$0	$4,500
Scott Preissler, Ph.D.	$5,700	$0	$0	$5,700
Abraham M. Rivera	$5,700	$0	$0	$5,700
Alan M. Ross	$4,500	$0	$0	$4,500

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 21

Code of Ethics

The Trust, the Advisor, the investment managers and the Funds' underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities; however, the Advisor's and underwriter's employees are prohibited from purchasing securities that are held by the Funds. You may obtain a copy of the Code of Ethics from the Securities and Exchange Commission. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Trustees amended the Codes of Ethics to accommodate the requirements of Section 406. The amended Codes of Ethics adopted by the Trust, TPL, and each Sub-Advisor, have each been reviewed and ratified by the Board.

Proxy Voting Policies

The Board of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov) or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at Gemini Fund Services, LLC, 4221 N. 203rd St, Suite 100, Elkhorn, NE 68022, or calling toll free at 800-662-0201. A summary of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix A.

MANAGEMENT OF THE FUND INVESTMENT

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 22

Section 4 | Control Persons and Principal Holders of Securities

Ownership

Control Person. For the purposes of ownership, "control" means the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A controlling ownership may be detrimental to the other shareholders of a Fund.

Principal Shareholders | As of 12/31/2023

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a Fund. As of December 31, [2023], the following persons were the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of a class of the Funds. The Trust, to the best of its knowledge, believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

Name of shareholder and address	Fund	Fund Class	% of share class owned
[ ]	Small/Mid Cap Growth	A	[ ]%
[ ]	Small/Mid Cap Growth	A	[ ]%
[ ]	Small/Mid Cap Growth	A	[ ]%
[ ]	Small/Mid Cap Growth	A	[ ]%
[ ]	Small/Mid Cap Growth	A	[ ]%
[ ]	Small/Mid Cap Growth	C	[ ]%
[ ]	Small/Mid Cap Growth	C	[ ]%
[ ]	Small/Mid Cap Growth	C	[ ]%
[ ]	Small/Mid Cap Growth	C	[ ]%
[ ]	Small/Mid Cap Growth	C	[ ]%

Management Ownership

As of December 31, 2023, the Trustees and Officers, as a group, owned less than [ ]% of each class of each Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 23

Section 5 | Other Service Providers

Principal Underwriter

TIMOTHY PARTNERS, LTD.

Timothy Partners, Ltd. ("TPL"), 1055 Maitland Center Commons, Maitland, FL 32751, also acts as the principal underwriter (the "Underwriter") of the Funds' shares for the purpose of facilitating the notice filing of shares of the Funds under state securities laws and to assist in sales of shares pursuant to a written underwriting agreement (the "Underwriting Agreement") approved by the Funds' Trustees. TPL is not compensated for serving as principal underwriter to the Funds.

In that regard, TPL has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to TPL as states in which it wishes to offer its shares for sale, in order that state notice filings may be maintained by the Funds.

TPL is a broker/dealer registered with the U.S. Securities and Exchange Commission and is a member in good standing of the Financial Industry Regulatory Authority.

The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the notice filing of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

Arthur D. Ally is President, Chairman and Trustee of the Trust. Mr. Ally is also President of Timothy Partners, Ltd. Mr. Ally had nearly twenty years of experience in the investment industry prior to becoming president of Timothy Plan, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from transactions with any prior employers.

Transfer/Fund Accounting Agent/Administrator

Ultimus fund solutions, LLC

Ultimus Fund Solutions, LLC,(1) 4221 N. 203rd St, Suite 100, Elkhorn, NE 68022 serves as transfer agent, fund accounting agent and administrator to the Trust pursuant to a written agreement dated April 18, 2011, as amended. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. Gemini Fund Services, LLC provides various administrative services to the Funds' shareholders that invest a portion of their Timothy Plan IRA assets in the BlackRock money market fund ("Shareholder Services"). Gemini Fund Services, LLC receives compensation from BlackRock Advisors, LLC for the provision of said Shareholder Services.

For the fiscal periods ended September 30, 2021, 2022 and 2023, the Funds paid the following fees for transfer agency, fund accounting and administration to Gemini Fund Services LLC.

Service	2021	2022	2023
Administration Fees	$2,509,176	$2,559,982	$[ ]

(1)	Ultimus Fund Solutions, LLC and Gemini Fund Services, LLC are indirectly owned through a common parent entity, The Ultimus Group, LLC. Gemini Fund Services, LLC has filed a D.B.A. to operate as Ultimus Fund Solutions, LLC.

Distributor

Timothy Parnters, Ltd.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") for each Class offered by a Fund up to a maximum of 1.00% for Class C shares and 0.25% for Class A shares (of which, up to 0.25% may be service fees to be paid by each respective class of shares to TPL, dealers and others, for providing personal service and/or maintaining shareholder accounts) per annum of its average daily net assets for expenses incurred by the Underwriter in the distribution of the Timothy Plan Funds' shares.

OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 24

The fees are paid on a monthly basis, based on a Fund's average daily net assets attributable to such class of shares.

Pursuant to the Plans, TPL, as underwriter, is paid a fee each month (up to the maximum of 1.00% for Class C shares per annum of average net assets of each Timothy Plan Fund) for expenses incurred in the distribution and promotion of the shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 1.00% for Class C shares per annum will be borne by TPL without any additional payments by the Funds. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by TPL for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that the Funds, TPL, the investment managers, or other parties on behalf of the Funds, TPL, or the investment managers make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans.

The Board has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have moneys available for the direct distribution activities of TPL in promoting the sale of the Funds' shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Funds. The Trustees, including the non-interested Trustees, have concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

The Plans have been approved by the Board, including all of the Trustees who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board, including a majority of the Trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Trustees on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of a Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with TPL. TPL or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of a Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

TPL is required to report in writing to the Board of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

The following are the principal types of activities for which payments were made, and the amounts for each, for fiscal year ended September 30, 2023.

Expense Type	Amount Paid
Advertising	$[ ]
Printing and Postage	$[ ]
Compensation to Broker/Dealers	$[ ]
Other Expenses	$[ ]

OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 25

For the fiscal year ended September 30, 2023, TPL was compensated for distribution and service-related 12b-1 expenses by the Funds as follows:

Fund	Class A	Class C
SMALL/MIC CAP gROWTH	$[ ]	$[ ]

Independent Registered Public Accounting Firm

[               ]

The firm of [       ], has been selected as the independent registered public accounting firm for the Funds for the fiscal year ending September 30, 2024. [        ] performs an annual audit of the Funds' financial statements and provides financial, tax, and accounting consulting services as requested.

Custodian

US BANK

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Funds' investments. The custodian acts as the Funds' depository, safe-keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties. For its custodial services the bank receives, in addition to certain per transaction fees, the greater of $225 per month per fund or (annualized) 1.20 basis points (.00012) for the first $75 million in assets, 1.0 basis point (.00010) on the next $100 million in assets, and 0.75 basis point (.000075) on all amounts over $175 million in assets.

Sub Custodian

Brinks Global Services U.S.A. Inc.

Brinks Global Services U.S.A. Inc., 184-45 147th Avenue, Springfield Gardens N.Y., provides custody services for the Defensive Funds' precious metals investments. The sub custodian acts as the Funds' precious metals depository, and maintains deposit and withdrawal records in connection with its other duties.

OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 26

Section 6 | Brokerage Allocation

Brokerage Transactions

The Funds' Advisor and/or investment Sub-Advisors, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or the investment manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information on the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor and each Sub-Advisor are prohibited from considering brokerage allocation to dealers in consideration of a dealers' distribution efforts of Portfolio or Fund shares. The Trust has adopted policies and procedures to detect and prohibit brokerage allocation based on broker/dealer Fund share sales.

TPL, through the investment managers, is responsible for making the Funds' portfolio decisions subject to instructions described in the applicable Prospectus. The Board may, however, impose limitations on the allocation of portfolio brokerage.

Securities held by one Fund may also be held by another Fund or other accounts for which TPL or the investment manager serves as an Advisor or held by TPL or the investment manager for their own accounts. If purchases or sales of securities for a Fund or other entities for which they act as investment Advisor or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TPL or the investment manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TPL or an investment manager deems the purchase or sale of a security to be in the best interests of one or more Funds or other accounts, they may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Fund or accounts in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an investment manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and to such other accounts. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

The Board regularly reviews the brokerage placement practices of the investment managers on behalf of the Funds, and reviews the prices and commissions, if any, paid by the Funds to determine if they were reasonable.

Commissions

The chart below shows the brokerage fees and commissions paid by the Funds for the fiscal years ending September 30, 2021, 2022 and 2023.

Fund	2021	2022	2023
Small/Mid Cap Growth	N/A	N/A	$[ ]

BROKERAGE ALLOCATION

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 27

Section 7 | Brokerage Purchase, Redemption, and Pricing of Shares

Purchase of Shares

The shares of the Timothy Plan Funds are continuously offered by the distributor. Orders will not be considered complete until receipt by the distributor of a completed account application form, and receipt by the custodian of payment for the shares purchased. Once both are received, such orders will be confirmed at the next determined NAV per share (based upon valuation procedures described in the Prospectus), as of the close of business of the business day on which the completed order is received, normally 4 p.m. Eastern time. Completed orders received by the Funds after 4 p.m. will be confirmed at the next business day's price.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Timothy Plan Funds are available to all types of tax-deferred retirement plans such as individual retirement accounts ("IRAs"), employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. The Timothy Plan Funds sponsor IRAs. Subject to certain income restrictions, individuals, who are active participants in an employer maintained retirement plan, are eligible to contribute on a deductible basis to an IRA account. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred.

A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the record keeping requirements of establishing and maintaining a tax qualified retirement plan trust.

If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Timothy Plan Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.

The Timothy Plan Funds may be utilized as investment vehicles for employer sponsored and administered 403(b) retirement plans, by schools, hospitals, and certain other tax-exempt organizations or associations. 403(b) contributions, to the extent they satisfy the Plan Document requirements and do not exceed applicable limitations, are excludable from the gross income of the employee for federal income tax purposes.

The Timothy Plan Funds also offer Roth IRAs. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit for 2024 is up to $7,000 total between a Roth and traditional IRA. Certain catch-up provisions for individuals ages 50 and over as well as income phase-outs apply. You should contact your accountant or other financial professional for more information.

In all these plans, distributions of net investment income and capital gains will be automatically reinvested.

All the foregoing retirement plan options require special plan documents. Please call the Timothy Plan at (800) 846-7526 to obtain information regarding the establishment of retirement plan accounts. In the case of IRAs and 403(b) Plans, Constellation Trust acts as the plan custodian. The Fund custodian, Constellation Trust, charges $10.00 per social security number and account type in connection with plan establishment and maintenance, of which $5.00 is remitted to the Fund underwriter, Timothy Partners, Ltd. These IRA fees are detailed in the plan documents; you should consult your employer's plan document for details of the expenses incurred by 403(b) accounts. You should consult with your attorney or other tax advisor for specific advice prior to establishing a plan.

DEALER TRANSACTION FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

Redemption of Shares

The redemption price will be based upon the NAV per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than your cost, depending upon the NAV per Class t the time of redemption. Shares of the Timothy Plan Funds may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments, who may charge a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased directly from the Timothy Plan Funds.

BROKERAGE PURCHASE, REDEMPTION, AND PRICING OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 28

Payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Funds reserve the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days: (i) for any period during which the New York Stock Exchange is restricted, (ii) for any period during which an emergency exists as determined by the U.S. Securities and Exchange Commission as a result of which disposal of securities owned by the Funds is not reasonably predictable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, or (iii) for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder.

Payments in excess of this limit will also be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Other Purchase Information" in the applicable Prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

In-kind payments need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where a Fund completes such redemption in-kind, that Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption. The shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

Net Asset Value

The NAV and public offering price of each class of the shares of a Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. If the NYSE closes early, the NAV will be determined as of the time of closing. Shares of each Class of the Funds are offered at the public offering price for each Class. The public offering price is each Class's next calculated NAV plus the applicable sales charge, if any. The NAV per share of each Class is calculated by adding the value of each Fund's investments, cash and other assets, subtracting liabilities of the Class, and then dividing the result by the number of shares of the Class outstanding. Each Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Fund's Investment Manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board.

Fair Value Pricing

The Board has delegated to the Advisor and/or Investment Managers, under the oversight of the Board of Trustees Pricing Committee, responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances and under the Pricing Committee's oversight, the Advisor or Investment Manager will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Pricing Committee, Advisor and Investment Managers with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Except for the Israel Common Values, and International Fund which have a higher probability of Fair Value Pricing, the Funds generally invest the vast majority of their assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate their NAV as of the time those exchanges close. Except for the Israel Common Values and International Funds, the Funds typically do not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, except for those Funds, there may be very limited circumstances under which any Fund would hold securities that would need to be fair value priced. Examples of when it would be likely that a Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations; or in the event that the Fixed Income or High Yield Bond Funds were to invest in certain types of bonds that had limited marketability, such as "church bonds".

When a security is fair value priced, it means that the Advisor or Investment Manager is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Advisor's or Investment Manager's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

BROKERAGE PURCHASE, REDEMPTION, AND PRICING OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 29

When a security is Evaluated Priced, it means the Advisor and Investment Manager are relying on a nationally recognized company that provides daily pricing of international and domestic securities. Accordingly, there is the possibility that the pricing firm's calculations or pricing techniques could be wrong, and as a result the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

BROKERAGE PURCHASE, REDEMPTION, AND PRICING OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 30

Section 8 | Taxation of the Fund

Taxation

The Timothy Plan Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 98.2% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. A redemption of a Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of any Fund for shares of another Fund generally will have similar tax consequences. In addition, if shares of a Fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. Dividends eligible for designation under the dividends received deduction and paid by a Fund may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days.

The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which may qualify for the 70% deduction.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

By law, each Fund must withhold a percentage of your taxable distributions and proceeds ("back-up withholding") if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the Fund to do so. The withholding provision generally does not apply to nonresident aliens. Ordinarily, distributions and redemption proceeds earned by a Fund's shareholders are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to back-up withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to back-up withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

Each class of shares of the Timothy Plan Funds will share proportionately in the investment income and expenses of that Fund, except that each class will incur different distribution expenses.

TAXATION OF THE FUND

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 31

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

TAXATION OF THE FUND

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 32

Section 9 | Calculation of Performance Data

Performance

Performance information for the shares of the Timothy Plan Funds will vary due to the effect of expense ratios on the performance calculations.

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include their distribution rates in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

U.S. Securities and Exchange Commission ("Commission") rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Funds to compute or express performance follows.

AVERAGE ANNUAL TOTAL RETURN QUOTATION

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the NAV on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the Commission formula.

COMMISSION FORMULA:	WHERE:
P(1+T)[n] = ERV	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	[n]	=	number of years.
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods, determined at the end of the one, five or ten-year periods (or fractional portion thereof).

CALCULATION OF PERFORMANCE DATA

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 33

The advertised after-tax returns for a class of a fund are calculated by equaling an initial amount invested in a class of a fund to the ending value, according to the following formulas:

After Taxes on Distributions Formula:	WHERE:
P(1+T)[n] = ATVD	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual return (after taxes on distributions or after taxes on distributions and redemptions as applicable,
After Taxes on Distributions and Redemptions Formula:	[n]	=	number of years.
P(1+T)[n]—ATVDR	ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or fractional portion), after taxes on redemption.
	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or financial portion) after taxes on fund distributions and redemption.

Information on the calculations of the funds is available in the Performance section of the Prospectus.

YIELD QUOTATION

A fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield Quotation Formula:	WHERE:
Yield = 2[(a-b/cd+1)[6] – 1]	a	=	dividends and interest earned during the period
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
	d	=	the maximum offering price per share on the last day of the period.

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

Information on the calculations of the funds is available in the Performance section of the Prospectus.

CALCULATION OF PERFORMANCE DATA

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 34

Section 10 | Financial Statements

The Trust's financial statements, including the notes thereto, dated September 30, 2023, which have been audited by [ ] Independent Registered Public Accounting Firm, are incorporated by reference from the Timothy Plan's September 30, 2023, Annual Report to Shareholders.

FINANCIAL STATEMENTS

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 35

Appendix A | Proxy Voting Policy

Preface

Timothy Partners, Ltd. ("Advisor") is registered with the Securities and Exchange Commission as an investment Advisor under the Investment Advisors Act of 1940, as amended ("Advisors Act"). Pursuant to an advisory agreement between Advisor and The Timothy Plan (the "Trust"), Advisor manages the assets of the Timothy Plan Funds (the "Funds"). As the investment Advisor to the Funds, Advisor is responsible for voting all proxies related to securities held in the Funds' investment portfolios. Because the Funds' Sub-Advisors, under the close scrutiny of the Advisor, perform economic and management analyses of the companies in which the Funds are invested, Advisor looks to the Funds' Sub-Advisors to vote proxies, and each Sub-Advisors' proxy policies and procedures are incorporated herein by specific reference.

Advisor, consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisors Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies, when called upon to vote by a Sub-Advisor who perceives a potential conflict or for any other reason, in a manner consistent with the best interests of the Funds' shareholders. Sub-Advisors, and Advisor, consistent with their duty of care, will monitor corporate actions for those issuers whose securities are called upon to vote. Consistent with its duty of loyalty, Advisor will, in all cases, vote, or cause Sub-Advisors to vote, to promote the Funds' shareholders' best interests. In determining how to vote proxies, Advisor and Sub-Advisors shall initially review each Proxy subject to perform an analysis of the impact each issue may have pursuant to the moral considerations set forth in the Prospectus, and shall vote in a manner not inconsistent with those moral considerations. Further, Advisor and Sub-Advisors will not subordinate the economic interest of the Funds' shareholders to their own interests or to that of any other entity or interested party.

Key Proxy Voting Issues

All votes shall initially be reviewed subject to an analysis of the impact each issue may have pursuant to the moral considerations set forth in the Prospectus. Subsequent to the moral analysis, all votes shall be on a company-by-company basis, and each issue shall be considered in the context of the company under review, and the various economic impacts such issues may have on the Funds' stated investment objectives. Advisor will give great weight to the views of management if and only if the issues involved will not have a negative impact on the Funds' shareholder values. In all other cases, Advisor will engage in an independent analysis of the impact that the proposed action will have on shareholder values.

Board of Trustees

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. Advisor believes that company directors should act in the long-term best interests of the company's shareholders and the company as a whole. Generally, subsequent to the moral considerations addressed above, when called upon by a Sub-Advisor to vote, Advisor will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. Advisor will consider the following factors in deciding how to vote proxies relating to director elections:

i.	In re-electing incumbent directors, the long-term performance of the company relative to its peers – Advisor will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company's performance.

ii.	Whether the slate of director nominees promotes a majority of independent directors on the full board – Advisor believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

iii.	A director nominee's attendance at less than 75% of required meetings – Frequent non-attendance at board meetings will be grounds for voting against re-election.

iv.	Existence of any prior SEC violations and/or other criminal offenses – Advisor will not vote in favor of a director nominee who, to Advisor's actual knowledge, is the subject of SEC or other criminal enforcement actions.

Advisor believes that it is in the shareholders' best interests to have bright and experienced directors serving on a company's board. To this end, Advisor believes that companies should be allowed to establish director compensation packages that attract and retain desirable directors. Advisor will consider whether proposals relating to director compensation are reasonable in relation to the company's performance and resources. Advisor will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to the Board of Directors, Advisor will vote against all proposals that benefit directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an issue-by-issue basis.

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 36

Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon by a Sub-Advisor to vote:

i.	Corporate Defenses | Although Advisor will review each proposal on a case-by-case basis, Advisor will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Advisor will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.	Corporate Restructuring | These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Advisor will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.	Capital Structure | Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, Advisor will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. Advisor will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv.	Executive Compensation | Advisor believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. Advisor also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, Advisor will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better performance. Advisor will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

i.	Advisor will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.	Independent Registered Public Accountants | The engagement, retention and termination of a Company's independent auditors must be approved by the Company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the Company, except for directors' fees. In reliance on the audit committee's recommendation, Advisor generally will vote to ratify the employment or retention of a Company's independent auditors unless Advisor is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the Company's financial position.

Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon by a Sub-Advisor to vote, Advisor will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, Advisor will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

Social and Environmental Issues

When called upon by a Sub-Advisor to vote, in determining how to vote proxies in this category, Advisor will consider the following factors:

i.	Whether the proposal creates a stated position that could affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

ii.	The percentage of assets of the company that will be devoted to implementing the proposal;

iii.	Whether the issue is more properly dealt with through other means, such as through governmental action;

iv.	Whether the company has already dealt with the issue in some other appropriate way; and

v.	What other companies have done in response to the issue.

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 37

While Advisor generally supports shareholder proposals that seek to create good corporate citizenship, Advisor will vote against proposals that would tie up a large percentage of the assets of the company. Advisor believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. Advisor will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. Advisor will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

Proxy Voting Procedures

The Proxy Voting Officer

Advisor hereby appoints Mr. Terry Covert as the person responsible for voting all proxies relating to securities held in the Funds' accounts (the "Proxy Voting Officer") when called upon by a Sub-Advisor to vote. The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on the matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund shareholders to cast a particular vote in a manner that is contrary to this policy, the Advisor shall submit a request for a waiver to the Board of Trustees of the Trust (the "Board"), stating the facts and reasons for the Proxy Voting Officer's belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present this summary to the Board along with other reports required in Section 3 below.

Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Trust's Board of Trustees all proxies solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund shareholders on one hand, and those of an Advisor or any of its affiliated persons/entities (each, an "Advisory Entity"). Conflict of interest transactions include, but are not limited to, situations where:

•	an Advisory Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s);

•	an Advisory Entity provides advisory, brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Advisory Entity has a personal or business relationship with a candidate for directorship; or

•	an Advisory Entity manages a pension plan or administers an employee benefit plan, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the affiliated party whose interests in the transaction are believed to be contrary to the interests of the Funds, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

Report to the Board of Trustees

The Proxy Voting Officer shall, from reports received from Sub-Advisors and votes cast when called upon by a Sub-Advisor to vote, compile and present to the Board of Trustees an annual report of all proxy solicitations received by the Funds, including for each proxy solicitation, (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on; (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast its vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer's reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

Responding to Fund Shareholders' Request for Proxy Voting Disclosure

Consistent with this Policy, Sub-Advisors shall submit to Timothy Partners, Ltd. a complete proxy voting record to be filed with the Securities and Exchange Commission on an annual basis for each period ending June 30th on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund's proxy voting record available to any Fund shareholder who may wish to review such record through The Timothy Plan website. The Timothy Plan website shall notify shareholders of the Fund that the Fund's proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust's toll-free number as listed in its current prospectus. Timothy Partners shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 38

Record Keeping

In connection with this Policy, the Proxy Voting Officer, when called upon by a Sub-Advisor to vote, shall maintain a record of the following:

•	copies of all proxy solicitations received by the Fund, including a brief summary of the name of the issuer of the portfolio security, the exchange ticker symbol for the security, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the company;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of all waiver requests submitted to the Board and the Board's final determination relating thereto;

•	copies, if any, of all documents submitted to the Board relating to conflict of interest transactions and the Board's final determination relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for the Fund's proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by Advisor pursuant to Rule 204-2 of the Advisors Act. Copies shall be provided to Timothy Partners, Ltd. promptly upon request.

Summary

Timothy Partners, Ltd. (the "Advisor") is registered with the Securities and Exchange Commission as an Investment Advisor under the Investment Advisors Act of 1940, as amended (the "Advisors Act"). Pursuant to an advisory agreement between Advisor and The Timothy Plan (the "Trust"), the Advisor manages the assets of The Timothy Plan Family of Funds (the "Funds"). As the Investment Advisor to the Funds, the Advisor is responsible for voting all proxies related to securities held in their investment portfolios. With the approval of the Board of Trustees of the Trust (the "Board"), the Advisor has delegated day-to-day money management responsibilities for certain of the Funds to Sub-Advisors. Because a Fund's Sub-Advisor, under the close scrutiny of the Advisor, monitors and reviews the companies in which the Fund invests, the Advisor has delegated its authority to vote proxies to the Fund's Sub-Advisor. Each Sub-Advisor's proxy voting policies and procedures have been reviewed by the Advisor and the Board.

Advisor, consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisors Act, will vote, or cause the Funds' Sub-Advisors to vote, proxies in a manner that promotes the shareholders' best interests. In determining how to vote proxies, the Advisor and the Sub-Advisors shall review each proxy proposal, analyze the impact each proposal may have on the moral considerations set forth in the Funds' Prospectus, and shall vote in a manner not inconsistent with those moral considerations. Advisor and the Sub-Advisors will not subordinate the economic interests of the Funds' shareholders to their own interests or to that of any other entity or interested party. In the event that a conflict of interest arises between Advisor or a Sub-Advisor and a Fund, a complete description of the conflict will be presented to the Board, and the proxy will be voted as directed by the Board.

A copy of Advisor's Proxy Voting Policies and Procedures may be obtained by calling The Timothy Plan at 1-(800)-846-7526 or may be viewed on line at www.timothyplan.com. A copy also may be obtained from Fund documents filed with the SEC at its website www.sec.gov. A record of the actual proxy votes cast by each Fund also is available upon request made to The Timothy Plan either by phone or by contacting Timothy Plan on its website.

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION (CLASS A&C) / 39

1055 Maitland Center Commons
Maitland, Florida 32751
Online	|	(800) 846-7526
Website	|	timothyplan.com
Email	|	invest@timothyplan.com
Phone	|	(800) 846-7526

PART C. OTHER INFORMATION

Item 28.	Exhibits

a.	Articles of Incorporation - Form of Agreement and Declaration of Trust, of The Timothy Plan, a Delaware Business Trust (effective 2002 the Delaware Statutory Trust Act), filed on April 30, 1996, as an Exhibit to Registrant’s Post-Effective Amendment and incorporated herein by reference.

b.	By-Laws – Form of Agreement and Declaration of Trust of The Timothy Plan a Delaware Business Trust (effective 2002 the Delaware Statutory Trust Act), filed on April 30, 1996, as an Exhibit to Registrant’s Post-Effective Amendment and incorporated herein by reference.

c.	Instruments Defining Rights of Security Holders – Form of Agreement and Declaration of Trust of The Timothy Plan a Delaware Business Trust (effective 2002 the Delaware Statutory Trust Act), filed on April 30, 1996, as an Exhibit to Registrant’s Post-Effective Amendment and incorporated herein by reference.

d.	Investment Advisory Contracts

(1)	Registrant’s Form of Consolidated and Restated Investment Advisory Agreement with Timothy Partners, Ltd. filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(1.a)	Registrant’s Form of Amendment Advisory Agreement with Timothy Partners, Ltd., for US Large/Mid Core Enhanced ETF and the Timothy Plan High Dividend Stock Enhanced ETF. Filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

(1.b)	Registrant’s Form of Amendment Advisory Agreement with Timothy Partners, Ltd., for the Market Neutral ETF Fund. Filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

(2)	Registrants Form of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Chartwell Investment Partners, on behalf of the Timothy Plan Aggressive Growth Fund, and Timothy Plan Large/Mid Cap Growth Fund, filed as Exhibit B to Registrant’s Definitive Proxy, Form DEF 14A, on November 6, 2007, and incorporated herein by reference.

(2.a)	Registrants Form of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Chartwell Investment Partners, on behalf of the Timothy Plan Large/Mid Cap Growth Fund, filed as Exhibit to Registrant’s Post Effective Annual Amendment on April 15, 2020, and incorporated herein by reference.

(3)	Registrants form of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Eagle Global Advisors , on behalf of the Timothy Plan International Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on May 2, 2007, and incorporated herein by reference.

(3.a)	Registrants Form of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Eagle Global Advisors, on behalf of the Timothy Plan Israel Common Values Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

(4)	Registrants Form of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Westwood Management Group, on behalf of the and Timothy Plan Small-Cap Value Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 27, 2006, and incorporated herein by reference.

(4.a)	Registrants Form of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Westwood Management Group, on behalf of the Timothy Plan Large/Mid Cap Value Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 27, 2006, and incorporated herein by reference.

(5)	Copy of Interim Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Barrow, Hanley & Mewhinney & Strauss, on behalf of the Timothy Plan Fixed Income Fund , Timothy Plan High Yield Bond Fund, Timothy Growth and Income Fund and Timothy Plan Defensive Strategies Fund Fixed Income Allocation dated November 17, 2020, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(5.a)	Form of Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Barrow, Hanley & Mewhinney & Strauss, on behalf of the Timothy Plan Fixed Income Fund , Timothy Plan High Yield Bond Fund, Timothy Growth and Income Fund and Timothy Plan Defensive Strategies Fund Fixed Income Allocation, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(6)	Copy of Interim Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Chilton Capital Management, LLC on behalf of the Timothy Plan Defensive Strategies Fund REIT Allocation, dated November 1, 2020, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(6.a.)	Form of Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Chilton Capital Management, LLC on behalf of the Timothy Plan Defensive Strategies Fund REIT Allocation, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(7)	Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and CoreCommodity, LLC, on behalf of the Timothy Plan Defensive Strategies Fund, filed as Exhibit B to Registrant’s Definitive Proxy, DEF 14A, on November 5, 2013, and incorporated herein by reference.

(8)	Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Victory Capital Management, Inc, on behalf of the Timothy Plan US Large Cap Core ETF, Timothy Plan US Small- Cap Core ETF, Timothy Plan International ETF, and Timothy Plan US High Dividend Stock ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment filed on April 30, 2019, and incorporated herein by reference.

(8.a)	Copy of Amendment No. 1 to the Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Victory Capital Management, Inc, on behalf of the Timothy Plan US Large/Mid Cap Core Enhanced ETF and Timothy Plan US High Dividend Stock Enhanced ETF , filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

(8.b)	Form of Amendment No. 2 to the Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Victory Capital Management, Inc, on behalf of the Timothy Plan Market Neutral Income ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 30, 2023, and incorporated herein by reference.

(9)	Copy of Registrants Contractual Advisory Fee Waiver by and between Timothy Partners, LTD and Timothy Plan Trust, filed with 485a filing on December 1, 2023., and incorporated herein by reference.

e.	Underwriting Contracts

	(1)	Form of Registrant’s Underwriting Agreement with Timothy Partners, Ltd., filed as an Exhibit to Registrant’s Post-Effective Amendment on July 22, 1997, and incorporated herein by reference.

	(1.a)	Form of Registrant’s Amendment to Underwriting Agreement with Timothy Partners Ltd. on behalf of the Timothy Plan Israel Common Values Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

	(1.b)	Form of Registrant’s Amendment to Underwriting Agreement with Timothy Partners Ltd. on behalf of the Timothy Plan Emerging Markets Fund , filed as an Exhibit to Registrant’s Post-Effective Amendment on November 30, 2012, and incorporated herein by reference.

	(1.c)	Copy of Registrant’s Amendment to Underwriting Agreement with Timothy Partners Ltd. on behalf of the Timothy Plan Growth and Income Fund , filed as an Exhibit to Registrant’s Post-Effective Amendment on October 1, 2013, and incorporated herein by reference.

	(2)	Form of Registrant’s Underwriting Agreement with Foreside Distributors, on behalf of the Timothy Plan ETF Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

f.	Bonus or Profit-Sharing Contracts - Not Applicable

g.	Custodian Agreements

	(1)	Copy of Registrants Custodian Agreement with Star Bank N.A. (k/n/a U.S. Bank N.A.), filed as an Exhibit to Registrant’s Post-Effective Amendment on April 30, 2002, and incorporated herein by reference.

(2)	Copy of Registrants Custodian Agreement with Citibank, N.A. for the Timothy Plan ETF Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 30, 2019, and incorporated herein by reference.

(2.a)	Copy of Registrants Amendment No. 1 to Global Custodian Agreement and Agency Services Agreement with Citibank, N.A. for the Timothy Plan US Large/Mid Core Enhanced ETF and the Timothy Plan High Dividend Stock Enhanced ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(2.b)	Form of Registrants Amendment No. 2 to Custodian Agreement with Citibank, N.A. for the Timothy Plan Timothy Plan Market Neutral ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(2.c)

Form of Registrants Amendment No. 3 to Custodian Agreement with Citibank, N.A. for the Timothy Plan Timothy ETF Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(3)	Form of Registrants Brinks Precious Metals Storage Agreement for the Timothy Plan Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

h.	Other Material Contracts

	(1)	Registrant’s form of Mutual Fund Services Agreement with Gemini Fund Services, Inc., filed as an Exhibit to Registrant’s Post-Effective Amendment on January 28, 2015, and incorporated herein by reference.

(1.a)	Registrant’s Form of 1st Amendment to Mutual Fund Services Agreement with Gemini Fund Services, Inc., filed as an Exhibit to Registrants Post-Effective Amendment and incorporated herein by reference.

(1.b)	Registrant’s form of 2nd Amendment to Mutual Fund Services Agreement with Gemini Fund Services, Inc., filed as an Exhibit to Registrants Post-Effective Amendment and incorporated herein by reference.

(1.c)	Registrant’s Form of 3rd Amendment to Mutual Fund Services Agreement with Gemini Fund Services, Inc., filed as an Exhibit to Registrants Post-Effective Amendment and incorporated herein by reference.

(2)	Registrant’s form of Transfer Agent, Administrative and Fund Accounting Agreement with Citi Fund Services Ohio and Citibank, N.A ., filed as an Exhibit to Registrant’s Post-Effective Amendment on April 29, 2019, and incorporated herein by reference.

(2.a)	Copy of Registrant’s Amendment No. 1 to Transfer Agent, Administrative and Fund Accounting Agreement with Citi Fund Services Ohio and Citibank, N.A ., for the Timothy Plan US Large/Mid Core Enhanced ETF and the Timothy Plan High Dividend Stock Enhanced ETF filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

	(2.b)	Copy of Registrant’s Amendment No.2 to Transfer Agent, Administrative and Fund Accounting Agreement with Citi Fund Services Ohio and Citibank, N.A ., for the Timothy Plan ETF Funds filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

	(3)	Form of Trustee Powers of Attorney executed November 18, 2022, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 24, 2023, and incorporated herein by reference.

	(3.a)	Form of Trustee Powers of Attorney executed November 28, 2022, and December 20, 2022, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 24, 2023, and incorporated herein by reference.

i.	Opinion and Consent of Counsel – Opinion and Consent of Sullivan & Worchester, LLP., filed as an Exhibit to Registrant’s Post-Effective Amendment on May 1, 2023, and incorporated herein by reference.

j.	Other Opinions. Consent of Cohen & Company, Ltd. dated August 14, 2023

k.	Omitted Financial Statements - None

l.	Initial Capital Agreements – Investment letters between the Registrant and its initial shareholders, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 30, 1996, are hereby incorporated by reference.

m.	Rule 12b-1 Plans

	(1)	Registrant’s Plan of Distribution for Class A Shares, which was filed as an Exhibit to Registrant’s Post- Effective Amendment on March 18, 1999, and incorporated herein by reference.

	(2)	Registrant’s Plan of Distribution for Class C shares, which was filed as an Exhibit to Registrant’s Post-effective Amendment on March 18, 1999, and incorporated herein by reference.

(3)	Registrant’s Form of Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan High Yield Fund and Timothy Plan International Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on May 2, 2007, and incorporated herein by reference.

(4)	Registrant’s Form of Amendment to Plan of Distribution for Class C Shares, adding the Timothy Plan High Yield Fund and Timothy Plan International Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on May 2, 2007, and incorporated herein by reference.

(5)	Registrant’s Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan Defensive Strategies Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on August 6. 2009, and is incorporated herein by reference.

(6)	Registrant’s Amendment to Plan of Distribution for Class C Shares, adding the Timothy Plan Defensive Strategies Fund, which was filed as an Exhibit to Registrant’s Post-Effective on August 6, 2009, is hereby incorporated by reference.

(7)	Registrant’s Form of Amendment to Plan of Distribution for Class C shares, adding the Timothy Plan Israel Common Values Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

	(8)	Registrant’s Form of Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan Israel Common Values Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

	(9)	Copy of Registrant’s Amended Plan of Distribution for Class C shares, adding the Timothy Plan Growth and Income Fund, which was filed as an Exhibit to Registrant’s Post-Effective on October 1, 2013, is hereby incorporated by reference.

	(10)	Copy of Registrant’s Amended Plan of Distribution for Class A shares, adding the Timothy Plan Growth and Income Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on October 1, 2013, is hereby incorporated by reference.

n.	Rule 18f-3 Plan

	(1)	Registrant’s form of Multiple Class Plan filed as an Exhibit to Registrant’s Post-Effective Amendment, on January 24, 2023, and incorporated herein by reference.

o.	Reserved

p.	Code of Ethics

	(1)	Copy of Code of Ethics for the Timothy Plan and Timothy Partners Ltd., filed as an Exhibit to Registrant’s 485a filing on December 1, 2023, and incorporated herein by reference.

	(2)	Form of Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 15, 2020, and incorporated herein by reference.

	(3)	Copy of Code of Ethics of Chartwell Investment Partners filed as an Exhibit to Registrant’s Post-Effective Amendment dated January 24, 2023, is hereby incorporated by reference.

	(4)	Form of Code of Ethics of Chilton Capital Management, LLC filed as an Exhibit to Registrant’s Post-Effective Amendment dated January 28, 2021, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(5)	Form of Code of Ethics of Eagle Global Advisors, LLC, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 15, 2020, and incorporated herein by reference.

(6)	Form of Code of Ethics of CoreCommodity, LLC, dated October 2020, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 30, 2021, is hereby incorporated by reference.

(7)	Form of Code of Ethics of Westwood Management Corp., dated September 14, 2020, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 30, 2021, is hereby incorporated by reference.

(8)	Form of Code of Ethics of Victory Capital Management, Inc. dated January 1, 2021, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 30, 2021, is hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant - None

Item 30.	Indemnification

Under the terms of the Delaware Business Trust Act (effective 2002 the Delaware Statutory Trust Act) and the Registrant’s Agreement and Declaration of Trust and By-Laws, no officer or Trustee of the Trust shall have any liability to the Trust or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust or the By-Laws.

The Delaware Business Trust Act, section 3817, permits a business trust to indemnify any trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every officer and Trustee of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a officer or Trustee of the Trust; provided that nothing contained in the Agreement and Declaration of Trust shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The By-Laws provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust), by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that the person did not meet the requisite standard of conduct set forth above. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person did not meet the requisite standard of conduct set forth above.

The By-Laws further provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The By-Laws provide no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of an officer’s or Trustee’s office with the Trust. Further no indemnification shall be made:

(a) In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required approval as set forth below is obtained.

The By-Laws provide to the extent that an officer or Trustee has been successful, on the merits or otherwise, in the defense of any proceeding as set forth above before a court or other body before whom a proceeding was brought, the officer or Trustee shall be indemnified against expenses actually and reasonably incurred by the officer or Trustee in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the officer or Trustee was not liable by reason of the disabling conduct also as set forth above.

Except as provided for in the preceding paragraph, the By-Laws provide that any indemnification provided therein shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the officer or Trustee is proper in the circumstances because the officer or Trustee has met the applicable standard of conduct as set forth above and is not prohibited from indemnification because of the disabling conduct also as set forth above, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940);

(b) A written opinion by an independent legal counsel; or

(c) The shareholders; however, shares held by an officer or Trustee who is a party to the proceeding may not be voted on the subject matter.

The By-Laws permit expenses incurred in defending any proceeding as set forth above to be advanced by the Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the officer or Trustee of his good faith belief that he has met the standard of conduct necessary for indemnification as set forth therein and a written undertaking by or on behalf of the officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he has not me those requirements, and (b) a determination would not preclude indemnification as set forth therein. Determinations and authorizations of payments must be made in the manner specified above for determining that the indemnification is permissible.

No indemnification or advance is permitted under the By-Laws, with limited exceptions as set forth therein, in any circumstances where it appears:

(a) That it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

The Trustees and officers of the Trust are entitled and empowered under the Agreement and Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not a Fund would have the power to indemnify him against such liability under the Agreement and Declaration of Trust or By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, the officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Item 31.	Business and Other Connections of the Investment Manager

(1.)	Covenant Funds, Inc., a Florida corporation and the managing general partner of the advisor, Timothy Partners, Ltd. Arthur D. Ally, is President and 75% shareholder of this corporation.

Item 32.	Principal Underwriter.

(1.a)	Timothy Partners, Ltd. is the principal underwriter for the Trust and currently acts only as an underwriter for the Trust.

(1.b)	The table below sets forth certain information as to the Underwriter’s directors, officers and control persons:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with the Trust
Arthur D. Ally 1055 Maitland Center Commons Maitland, FL 32751	President of Timothy Partners, Ltd.	Chairman, President and Treasurer

(1. c)	None

Item 33.	Location of Accounts and Records.

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, is maintained by the Trust at 1055 Maitland Center Commons, Maitland, Florida 32751, except for those maintained by the Trust’s custodians, US Bank, N.A., 425 Vine Street, Cincinnati, Ohio, 45202, CitiBank, N.A. 388 Greenwich Street, New York, NY 10013 and the Registrant’s administrator, transfer, redemption/ dividend disbursing agent and accounting services agent, Gemini Fund Services, Inc., 4221 N. 203rd St, Suite 100, Elkhorn, NE 68022-3474.

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address of record for each separate series of the Trust that the adviser manages.

Item 34.	Management Services None

Item 35.	Undertakings.

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Agreement and Declaration of Trust and By-Laws in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

EXHIBIT INDEX

Exhibit Number	Description
28 d. (9)	Copy of Advisory Fee Waiver Agreement
28 p. (1)	Copy of Code of Ethics for the Timothy Plan and Timothy Partners Ltd

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Maitland and the State of Florida on December 1, 2023.

THE TIMOTHY PLAN

By:	/s/ Arthur D. Ally
ARTHUR D. ALLY
Chairman, President and Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Arthur D. Ally	Chairman, President, Treasurer & Trustee	December 1, 2023
ARTHUR D. ALLY

/s/ Mathew D. Staver*	Trustee	December 1, 2023
MATHEW D. STAVER

/s/ Deborah Honeycutt*	Trustee	December 1, 2023
DEBORAH HONEYCUTT

/s/ Dale Bissonette*	Trustee	December 1, 2023
DALE BISSONETTE

/s/ Scott Preissler*	Trustee	December 1, 2023
SCOTT PREISSLER

/s/ Alan M. Ross*	Trustee	December 1, 2023
ALAN M. ROSS

/s/ Richard W. Copeland*	Trustee	December 1, 2023
RICHARD W. COPELAND

/s/ Abraham M. Rivera*	Trustee	December 1, 2023
ABRAHAM M. RIVERA

/s/ William W. Johnson*	Trustee	December 1, 2023
WILLAM W. JOHNSON

/s/ John C. Mulder*	Trustee	December 1, 2023
JOHN C. MULDER

/s/ Patrice Tsague*	Trustee	December 1, 2023
PATRICE TSAGUE
December 1, 2023
/s/ Kenneth Blackwell*	Trustee
KENNETH BLACKWELL

*By:	/s/ Arthur D. Ally

By Arthur D. Ally, Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference as filed with the SEC on December 1, 2023, with Post-Effective Amendment No. 118.